UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05151

J.P. Morgan Mutual Fund Group

 (Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

 (Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

 (Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (800) 480-4111

Date of fiscal year end:  Last day of February

Date of reporting period: March 1, 2008 through February 28, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Income Funds

February 28, 2009

JPMorgan Bond Fund
JPMorgan Emerging Markets Debt Fund
JPMorgan Enhanced Income Fund
JPMorgan Real Return Fund
JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Bond Fund	2
JPMorgan Emerging Markets Debt Fund	4
JPMorgan Enhanced Income Fund	7
JPMorgan Real Return Fund	9
JPMorgan Short Term Bond Fund	11
JPMorgan Short Term Bond Fund II	13
Schedules of Portfolio Investments	16
Financial Statements	40
Financial Highlights	56
Notes to Financial Statements	64
Report of Independent Registered Public Accounting Firm	79
Trustees	80
Officers	82
Schedule of Shareholder Expenses	83
Tax Letter	85

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 20, 2009 (Unaudited)

Dear Shareholder:

Just when some may have hoped that the arrival of spring would carry with it the promise of an early economic recovery, daily headlines remind us that we are still experiencing the chill of an extraordinary financial crisis having a significant impact on the real economy. Dismal unemployment reports, continued pressure on housing markets, and declines in gross domestic product presented a number of risks to our economy. Although there were a few modest signs of recovery, we have a long way to go before we fully emerge from this crisis.

“While it’s difficult to provide much evidence that the financial markets and the economy are stabilizing, some financial stresses that originally triggered this economic slide have abated somewhat.”

The federal government acted boldly to jump start our economy by passing a broad monetary stimulus package, but it is likely that additional measures, including actions to increase the transparency of financial losses and to remove toxic assets from banks’ balance sheets, will be necessary to move closer to recovery. As investor Warren Buffet remarked recently, “We’re in an economic war, and we’ve got to focus all of our resources to win it.”

While it’s difficult to provide much evidence that the financial markets and the economy are stabilizing, some financial stresses that originally triggered this economic slide have abated somewhat. For example, although the stock market is down very sharply from the start of 2009, volatility — while still double its normal levels — is about half as intense as it was three months after the Lehman Brothers collapse. Thanks in part to intensive government intervention, the spread between LIBOR and Treasury rates has narrowed, showing a measure of increased confidence among market participants. There were other signs of improvement in the commercial paper and credit markets.

Government bond buying pushes yields even lower

In an effort to lower long-term interest rates, the Federal Reserve (Fed) announced plans to buy an additional $750 billion in agency mortgage-backed securities, $100 billion in agency debt and, most notably, $300 billion in longer-term U.S. Treasury bonds. In response, the yield on 10-year Treasuries fell to 2.51% from above 3% the day before — the biggest one-day decline since the 1987 stock market crash.

Prior to the Fed’s announcement, U.S. Treasuries had already begun to lose some of their luster, due mainly to rising supply and a modest, yet gathering enthusiasm for non-government fixed income securities. For the year-to-date period ended February 28, 2009, U.S. Treasury bonds lost 3.43%, after gaining 13.74% last year. From December 31, 2008 to February 28, 2009, they underperformed U.S. mortgage-backed securities, which returned 0.77%, and municipal bonds, with a return of 4.21%. As of February 28, the 30-year Treasury bond closed at 3.71%, the 10-year Treasury bond closed at 3.02%, and the 3-year note closed at 1.40%.

Equity indexes continue to tumble

U.S. equities continued their record of substantial declines for the 12-months ended February 28, 2009. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –41%, –43% and –39% for the same period, respectively. According to the Russell Indexes, mid-cap stocks underperformed their small and large-cap stock counterparts (–47%, compared to –44% and –42% for large and small caps, respectively), while value equities fell more than their growth peers across all capitalization categories.

A disciplined approach to investing

Despite market volatility, we remain committed to our goal of reducing portfolio risk through our investment approach that emphasizes style purity, informed and disciplined security selection, and diversification. Above all, we seek investments that we expect to “behave” as anticipated within your broader portfolios.

While it may be tempting to leave your account statements unopened, I would encourage you to take a good, hard look at your asset allocation to ensure that it provides an appropriate level of risk exposure with respect to your financial goals. Your financial advisor can help you assess your risk tolerance and ensure that your portfolio is appropriately diversified among stocks, bonds, cash and other investments and offers the stability to withstand volatile market conditions.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   1

JPMorgan Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	July 26, 1993
Fiscal Year End	Last Day of February
Net Assets as of 2/28/2009 (In Thousands)	$126,899
Primary Benchmark	Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index)
Average Credit Quality	AA–
Duration	4.9

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Bond Fund, which seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity*, returned –23.49%** (Institutional Class Shares) for the 12 months ended February 28, 2009, compared to the 2.06% return for the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Fixed income markets experienced much volatility and credit spread widening due primarily to the deleveraging of large market participants and wide-ranging rating agency actions. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline, relative to comparable-duration U.S. Treasuries. Weak conditions within many financial firms aggravated investor concerns about financial firms’ capitalization. Throughout this turmoil, credit markets became more volatile and more illiquid, as investors lost confidence. Central banks globally responded by pouring enormous amounts of liquidity into the financial system. The liquidity that was provided to the system by central banks prevented a complete financial meltdown, but did not fully alleviate the selling pressures in the market. These pressures accelerated after the Lehman bankruptcy, which led to the Fund’s significant underperformance from September 2008 through December 2008. The Fund did not anticipate the size and longevity of the deleveraging that occurred in 2008.

The Fund’s underperformance was due primarily to mortgage-backed securities (MBS) and asset-backed securities (ABS), and in particular, our holdings in non-agency backed collateralized mortgage obligations (CMOs) and home equity loans. The market came under significant pressure due to liquidity concerns, deleveraging by banks and hedge funds and deteriorating fundamentals. Rating downgrades also accelerated, resulting in forced selling by market participants, generally due to their guideline restrictions. These sales accelerated the credit spread-widening of the Fund’s non-agency positions which further hindered returns. In addition, significant spread-widening in the Fund’s agency MBS position detracted from the Fund’s performance. The Fund invested cash, which was held in support of certain delayed delivery security purchases outstanding, in floating-rate positions to increase the Fund’s yield. However, this strategy, which had helped the Fund’s performance in earlier credit environments by adding to the Fund’s spread duration, now cost the Fund, when, due to extreme spread-widening, the floating rate positions lost significant value. Spread duration is a measure of expected price sensitivity to changes in the market spreads. Similarly, investment-grade corporate securities hurt performance due primarily to the Fund’s financial-related holdings, which experienced volatility due to market concerns. Lastly, high-yield (junk bonds) securities detracted from performance as credit spreads moved to all-time wide levels.

On the positive side, non-callable mortgages and agencies contributed to performance. The Fund’s bias toward higher-coupon mortgages and its tactical trading modestly aided the performance of agency mortgages. The Fund’s yield curve positioning (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time) and duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) also helped returns.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio management team balanced top-down macroeconomic themes with bottom-up security selection and interest-rate management. The Fund also allocated its investments to extended sectors, such as emerging market and high-yield debt. The Fund was generally overweight spread duration vs. its benchmark during this time period. The overweighted sectors were generally mortgages, high yield and investment-grade credit. In addition, the Fund experienced significant redemptions during the reporting period, which presented additional challenges in managing the Fund and resulted in the need to sell securities during periods of extreme market volatility.

PORTFOLIO COMPOSITION***

Mortgage Pass-Through Securities	25.6%
Corporate Bonds	23.6
U.S. Treasury Obligations	10.4
Collateralized Mortgage Obligations	9.5
Private Placements	8.1
U.S. Government Agency Securities	8.0
Asset-Backed Securities	5.0
Others (each less than 1.0%)	2.2
Short-Term Investment	7.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

2   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		(23.77)%	(3.28)%	1.58%
With Sales Charge*		(26.66)	(4.01)	1.19
CLASS B SHARES	9/10/01
Without CDSC		(24.23)	(3.90)	0.98
With CDSC**		(29.23)	(4.37)	0.98
CLASS C SHARES	3/31/03
Without CDSC		(24.20)	(3.91)	1.03
With CDSC***		(25.20)	(3.91)	1.03
SELECT CLASS SHARES	9/10/01	(23.63)	(3.16)	1.59
INSTITUTIONAL CLASS SHARES	7/26/93	(23.49)	(3.00)	1.76
ULTRA SHARES	9/10/01	(23.43)	(2.92)	1.87

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 26, 1993 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the U.S. Fixed Income Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class, Class A and Class B Shares prior to their inception date reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A and Class B Shares (during this period, therefore, the performance of Class A and Class B Shares would have been lower). The returns for the Ultra Shares prior to their inception date reflect the performance of the Ultra feeder. The historical expenses of the Ultra feeder were similar to those of the Ultra Shares. The returns for Class C Shares prior to inception reflect the historical performance of Class B Shares which has expenses substantially similar to those of Class C Shares.

The graph illustrates comparative performance for $3,000,000 invested in the Institutional Class Shares of the JPMorgan Bond Fund, the Barclays Capital U.S. Aggregate Index and the Lipper Intermediate Investment Grade Debt Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Investment Grade Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Intermediate Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   3

JPMorgan Emerging Markets Debt Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	April 17, 1997
Fiscal Year End	Last Day of February
Net Assets as of 2/28/2009 (In Thousands)	$199,533
Primary Benchmark	JPMorgan Emerging Markets Bond Index Global
Average Credit Quality	BB–
Duration	6.0 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Emerging Markets Debt Fund, which seeks to provide high total return from a portfolio of fixed income securities of emerging markets issuers,* returned –29.67%** (Select Class Shares) for the 12 months ended February 28, 2009, compared to the –11.82% return for the JP Morgan Emerging Markets Bond Index Global for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Emerging market credit spreads widened to record levels, along with significant volatility not witnessed in some time. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. Financials continued to weaken, with liquidity in debt markets worsening dramatically. Many countries were also impacted by the rapid drop in commodity prices, although agricultural products and metals dropped less than energy. The rating agencies also reacted to concerns over funding and global economic weakening.

In Venezuela and the Ukraine, we held part of our exposure through credit default swaps (CDS) as well as bonds. The CDS positions in these countries detracted from performance as CDS spreads widened more than government bond spreads due to the increased default risk in the weaker economic environment. Holding the equivalent amount of bonds in place of CDS would have also detracted from performance, but less so. The Fund’s holdings in Venezuela also suffered as lower oil prices meant reduced revenues for the government and political volatility increased due to threats by President Hugo Chavez to withdraw from the International Monetary Fund (IMF) and a constitutional referendum to remove term limits.

The Fund’s holdings in Russia and the Ukraine detracted due to reoccurring arguments over natural gas transit prices. Positions held by the Fund within both of these countries were also hit by concerns about corporate rollover risk (risk that a company will be unable to refinance maturing debt), further detracting from performance. Holdings of Brazilian local security debt detracted during the period as the currency, the Brazilian real, sold off as a flight to the U.S. dollar caused most currencies to underperform versus the U.S. The CDS position in Kazakhstan underperformed due to concerns that the government would have to issue debt to support the banking sector. A small overweight in Argentine bonds weighed on returns as higher-beta credits (credits with higher spread sensitivity than the market) underperformed and tensions between the government and farmers over export taxes were renewed.

On the positive side, positions in Guatemalan debt and an underweight to Pakistani bonds contributed to performance. The overweight in Guatemala, an out-of index credit, helped performance as bonds outperformed the broader market despite the worsening global economic outlook. The underweight in Pakistan helped due to a spike in political volatility. Security selection in Chile and Egypt also benefited performance.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was managed with a focus on weighted spread-duration contribution versus the underlying index. Spread duration is a measure of expected price sensitivity to changes in the market spreads. The Fund entered September with an underweight in overall spread duration, but with an overweight to the higher-beta countries. While remaining optimistic toward the long-term outlook of emerging markets countries, we pursued our fundamental investment process focusing on those countries that we believed were appropriately priced and able to withstand potential market volatility. The top-five overweights in weighted spread duration versus the index as of August 2008 were Brazil, Russia, the Ukraine, Venezuela and Kazakhstan. The overweights were through a combination of bonds and credit default swaps to manage the overall spread-duration exposure in the Fund. We favored commodity-exporting countries and those with trade balance surpluses. The top underweights in weighted spread duration in the Fund were Turkey, Mexico, the Philippines, Panama and Indonesia. As the period progressed, we reduced the exposure to the top-five countries as the volatility in the market increased, and to create a more defensive position during the crisis. Additionally, the Fund added defensive trades, such as in Austria, purchasing protection, using CDS, to hedge the Portfolio with fixed costs. Austria, specifically the banking sector, is highly exposed to the Eastern European emerging countries and vulnerable to a shock as a result of the crisis. The Fund moved to a further underweight in spread duration later in the reporting period and also reduced exposure to certain countries by cash bond sales and/or purchases of protection via CDS.

4   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

As of February 28, 2009, the top-five over- and underweights based on the weighted spread duration versus the index are summarized in the table below.

Country	Weighted Spread Duration
Overweights:
Brazil	.44
Venezuela	.30
Russia	.16
Kazakhstan	.13
Guatemala	.11
Underweights:
Turkey	–.66
Mexico	–.38
Bulgaria	–.26
Austria	–.24
Panama	–.20

PORTFOLIO COMPOSITION***

Foreign Government Securities	71.5%
Corporate Bonds	19.5
U.S. Treasury Notes	5.4
Others (each less than 1.0%)	0.4
Short-Term Investment	3.2

SUMMARY OF INVESTMENTS BY COUNTRY***

Brazil	21.3%
Russia	16.8
Venezuela	11.5
United States	8.6
Mexico	6.9
Philippines	5.2
Peru	2.9
Indonesia	2.9
Ukraine	2.6
Dominican Republic	2.4
Netherlands	2.3
Guatemala	2.1
Uruguay	2.0
Turkey	1.7
Colombia	1.7
Costa Rica	1.5
Trinidad & Tobago	1.3
Gabon	1.2
Argentina	1.0
Others (each less than 1.0%)	4.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   5

JPMorgan Emerging Markets Debt Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/30/06
Without Sales Charge		(29.80)%	1.61%	9.48%
With Sales Charge*		(32.45)	0.84	9.06
CLASS C SHARES	6/30/06
Without CDSC		(30.18)	1.33	9.33
With CDSC**		(31.18)	1.33	9.33
CLASS R5 SHARES	5/15/06	(29.54)	1.85	9.61
SELECT CLASS SHARES	4/17/97	(29.67)	1.74	9.55

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The returns for the Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of the Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Emerging Markets Debt Fund, the JPMorgan Emerging Markets Bond Index Global and the Lipper Emerging Markets Debt Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the JPMorgan Emerging Markets Bond Index Global does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The JPMorgan Emerging Markets Bond Index Global is a broad-based, unmanaged index which tracks total return for external currency denominated debt (Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments) in emerging markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The index is administered by JPMorgan Securities Inc., an affiliate of the advisor. The Lipper Emerging Markets Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of nondiversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

JPMorgan Enhanced Income Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 30, 2001
Fiscal Year End	Last Day of February
Net Assets as of 2/28/2009 (In Thousands)	$7,491
Primary Benchmark	Merrill Lynch USD LIBOR 3 Month Constant Maturity Index
Average Credit Quality	AA
Duration	–0.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Enhanced Income Fund, which seeks to provide high current income consistent with principal preservation,* returned –24.74%** (Institutional Class Shares) for the 12 months ended February 28, 2009, compared to the 3.05% return for the Merrill Lynch USD LIBOR 3 Month Constant Maturity Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Fixed income markets experienced much volatility and credit spread-widening due primarily to the deleveraging of large market participants and wide-ranging rating agency actions. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline, relative to comparable-duration U.S. Treasuries. Weak conditions within many financial firms aggravated investor concerns about financial firms’ capitalization. Throughout this turmoil, credit markets became more volatile and more illiquid, as investors lost confidence. Central banks globally responded by pouring enormous amounts of liquidity into the financial system. The liquidity that was provided to the system by central banks prevented a complete financial meltdown, but did not fully alleviate the selling pressures in the market.

The Fund’s underperformance was due primarily to asset-backed securities, the majority of which came from the Fund’s positions in sub-prime and other lower-quality Alt-A mortgage securities, which were at the center of the bursting of the housing bubble. The Fund’s performance was hurt by its position in structured investment vehicles (SIVs). The SIVs were shut off from short-term financing as a consequence of the credit crisis and forced to sell assets, which severely depressed the value of these holdings. In addition, the Fund’s position in corporate financial bonds also detracted from performance as the capitalization of these firms was compromised due to significant volatility in the overall market and industry. The Fund held a large portion of certain floating-rate notes, which also contributed to negative performance.

The Fund’s yield curve positioning (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time) and duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) also detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	The focus was to manage the risk and liquidity in the Fund as the illiquidity in the market spread. Specifically the focus was on reducing risk by selling credit securities that we believed would fare the worst in a continued downturn while maintaining securities that we believed to have longer term value. The proceeds from the sale of these securities were kept in cash. In addition, the Fund experienced significant redemptions during the reporting period, which presented additional challenges in managing the Fund and resulted in the need to sell securities during periods of extreme market volatility.

PORTFOLIO COMPOSITION***

Asset-Backed Securities	47.3%
Collateralized Mortgage Obligations	15.9
Mortgage Pass-Through Securities	15.9
Corporate Bond	5.7
Others (each less than 1.0%)	0.1
Short-Term Investment	15.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   7

JPMorgan Enhanced Income Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
INSTITUTIONAL CLASS SHARES	11/30/01	(24.74)%	(4.03)%	(2.35)%

LIFE OF FUND PERFORMANCE (11/30/01 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2001.

The graph illustrates comparative performance for $3,000,000 invested in the Institutional Class Shares of the JPMorgan Enhanced Income Fund and the Merrill Lynch USD LIBOR 3 Month Constant Maturity Index from November 30, 2001 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Merrill Lynch USD LIBOR 3 Month Constant Maturity Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The Merrill Lynch USD LIBOR 3 Month Constant Maturity Index is an unmanaged index of 3 month constant maturity dollar-denominated deposits derived from interest rates on the most recent available dollar denominated deposits. LIBOR is an abbreviation for the “London Interbank Offered Rate”. Similar to the Fed Funds Rate, it represents the rate at which banks are willing to loan each other reserves. The LIBOR is an average of the rate charged on dollar-denominated deposits traded between banks in London. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

JPMorgan Real Return Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	September 1, 2005
Fiscal Year End	Last Day of February
Net Assets as of 2/28/2009 (In Thousands)	$80,266
Primary Benchmark	Barclays Capital U.S. TIPS Index (formerly Lehman Brothers U.S. TIPS Index)
Average Credit Quality	AAA
Duration	7.5 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Real Return Fund, which seeks to maximize inflation protected return,* returned –11.20%** (Select Class Shares) for the 12 months ended February 28, 2009, compared to the –7.50% return for the Barclays U.S. Capital TIPS Index (formerly Lehman Brothers U.S. TIPS Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Fixed income markets experienced much volatility and credit spread-widening due primarily to the deleveraging of large market participants and wide-ranging rating agency actions. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. Weak conditions within many financial firms aggravated investor concerns about financial firms’ capitalization. Throughout this turmoil, credit markets became more volatile and more illiquid, as investors lost confidence. Central banks globally responded by pouring enormous amounts of liquidity into the financial system.

Inflation expectations stayed firm until July 2008 as oil and commodity prices were at their highs. As the economy weakened, oil and commodity prices fell dramatically. The yield spread between a nominal Treasury bond and a Treasury Inflation Protected Security (“TIPS”) of equal maturity (also referred to as TIPS breakeven) fell from highs reached in July 2008 to lows reached in November and December 2008. During January and February of 2009, TIPS rallied back as inflation expectations rose due to the stimulus programs taking hold and the market realizing TIPS were oversold.

The majority of the Fund’s underperformance came from non-Treasury/TIPS strategies including mortgage holdings, which hurt results as credit spreads widened sharply due to liquidity concerns, deleveraging by banks and hedge funds and deteriorating fundamentals. Similarly, due to credit spread-widening, the Fund’s emerging-market debt securities also detracted from performance. The Fund’s international yield curve positioning (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time) and duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) primarily related to international securities also detracted from performance.

With regard to TIPS, these securities contributed to the Fund’s negative performance, as inflation fell sharply in the fourth quarter of 2008, which negatively impacted the values of these positions. However, the value of these positions rallied to help performance during January and February 2009.

Q:	HOW WAS THE FUND MANAGED?

A:	We repositioned the Fund late in the fourth quarter of 2008 to focus primarily on TIPS strategies and got long TIPS breakevens (by purchasing TIPS and selling nominal Treasuries) in late fall of 2008 as prices continued to fall. As the level of the TIPS breakeven got close to the nominal Treasury yield, we further increased the long positions in TIPS, which helped performance. We continued to seek those opportunistic, relative-value investments. We balanced top-down macroeconomic themes with bottom-up security selection. In addition, we employed interest rate management as part of our investment and risk management strategy.

PORTFOLIO COMPOSITION***

U.S. Treasury Obligations	97.1%
Others (each less than 1.0%)	1.0
Short-Term Investment	1.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   9

JPMorgan Real Return Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	9/1/05
Without Sales Charge		(11.38)%	0.41%	0.02%
With Sales Charge*		(14.74)	(0.87)	(1.07)
CLASS C SHARES	9/1/05
Without CDSC		(11.72)	(0.09)	(0.46)
With CDSC**		(12.72)	(0.09)	(0.46)
SELECT CLASS SHARES	9/1/05	(11.20)	0.62	0.27
INSTITUTIONAL CLASS SHARES	9/1/05	(10.99)	0.81	0.45

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/1/05 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 1, 2005.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Real Return Fund, Barclays Capital U.S. TIPS Index and Lipper Treasury Inflation-Protected Securities Funds Index from September 1, 2005 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month preceding the Fund’s inception. The performance of the Barclays Capital U.S. TIPS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Treasury Inflation-Protected Securities Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. The Lipper Treasury Inflation-Protected Securities Funds Index is an index based on total returns of the 30 largest mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

JPMorgan Short Term Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	September 13, 1993
Fiscal Year End	Last Day of February
Net Assets as of 2/28/2009 (In Thousands)	$18,837
Primary Benchmark	Merrill Lynch 1–3 Year Treasury Index
Average Credit Quality	AAA
Duration	1.8 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Term Bond Fund, which seeks to provide high total return, consistent with low volatility of principal,* returned –27.07%** (Institutional Class Shares) for the 12 months ended February 28, 2009, compared to the 3.30% return for the Merrill Lynch 1–3 Year Treasury Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Fixed income markets experienced much volatility and credit spread-widening due primarily to the deleveraging of large market participants and wide-ranging rating agency actions. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline, relative to comparable-duration U.S. Treasuries. Weak conditions within many financial firms aggravated investor concerns about financial firms’ capitalization. Throughout this turmoil, credit markets became more volatile and more illiquid, as investors lost confidence. Central banks globally responded by pouring enormous amounts of liquidity into the financial system. The liquidity that was provided to the system by central banks prevented a complete financial meltdown, but did not fully alleviate selling pressures in the market. These pressures accelerated after the Lehman bankruptcy, which led to the Fund’s significant underperformance in September 2008. The Fund did not anticipate the size and longevity of the deleveraging that occurred in 2008.

The Fund’s underperformance was due primarily to asset-backed securities, in particular a holding in Sigma Finance Corporation, of a structured investment vehicle (SIV), which rapidly deteriorated in the aftermath of the Lehman bankruptcy. Investment-grade corporate securities also hurt performance due primarily to the Fund’s financial-related holdings, which experienced significant volatility due to market concerns. The Fund’s yield-curve positioning (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time) and duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) also detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	The focus was to manage the risk in the Fund as the illiquidity in the market spread. Specifically, the focus was on reducing risk by selling credit securities that we believed would fare the worst in a continued downturn while maintaining securities that we believed to have longer-term value. The proceeds from the sale of these securities were used to purchase U.S. Treasury securities as the flight to quality continued. In addition, the Fund experienced significant redemptions during the reporting period, which presented additional challenges in managing the Fund and resulted in the need to sell securities during periods of extreme market volatility.

PORTFOLIO COMPOSITION***

U.S. Treasury Obligations	31.1%
Collateralized Mortgage Obligations	7.7
Asset-Backed Securities	7.4
Foreign Government Securities	2.0
Corporate Bonds	2.0
Short-Term Investments	49.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   11

JPMorgan Short Term Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		(27.54)%	(4.64)%	(0.02)%
With Sales Charge*		(29.16)	(5.07)	(0.25)
SELECT CLASS SHARES	9/10/01	(27.36)	(4.42)	0.14
INSTITUTIONAL CLASS SHARES	9/13/93	(27.07)	(4.18)	0.41

*	Sales Charge for Class A Shares is 2.25%

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 13, 1993 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Short Term Bond Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class and Class A Shares prior to their inception date reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A Shares (during this period, therefore, the performance of Class A Shares would have been lower).

The graph illustrates comparative performance for $3,000,000 invested in the Institutional Class Shares of the JPMorgan Short Term Bond Fund, the Merrill Lynch 1–3 Year Treasury Index and the Lipper Short Investment Grade Debt Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Merrill Lynch 1–3 Year Treasury Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short Investment Grade Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 1–3 Year Treasury Index is an unmanaged index that measures the return of Treasury notes and bonds with maturities of one to three years. The Lipper Short Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

JPMorgan Short Term Bond Fund II

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 30, 1990
Fiscal Year End	Last Day of February
Net Assets as of 2/28/2009 (In Thousands)	$125,895
Primary Benchmark	Barclays Capital 1–3 Year U.S. Government Bond Index (formerly Lehman Brothers 1–3 Year U.S. Government Bond Index)
Average Credit Quality	AA+
Duration	1.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Term Bond Fund II, which seeks a high level of income, consistent with preservation of capital,* returned –5.96%** (Select Class Shares) for the 12 months ended February 28, 2009, compared to the 3.68% return for the Barclays Capital 1–3 Year U.S. Government Bond Index (formerly Lehman Brothers 1–3 Year U.S. Government Bond Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Fixed income markets experienced much volatility and credit spread-widening due primarily to the deleveraging of large market participants and wide-ranging rating agency actions. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline, relative to comparable-duration U.S. Treasuries. Weak conditions within many financial firms aggravated investor concerns about financial firms’ capitalization. Throughout this turmoil, credit markets became more volatile and more illiquid, as investors lost confidence. Central banks globally responded by pouring enormous amounts of liquidity into the financial system. The liquidity that was provided to the system by central banks prevented a complete financial meltdown, but did not fully alleviate the selling pressures in the market. These pressures accelerated after the Lehman bankruptcy, which led to the Fund’s significant underperformance in September 2008. The Fund did not anticipate the size and longevity of the deleveraging that occurred in 2008.

The Fund’s underperformance was due primarily to asset-backed securities that were backed by sub-prime mortgages, which were at the center of the bursting of the housing bubble. In addition, the Fund’s performance was hurt by its position in structured investment vehicles (SIVs). The SIVs were shut off from short-term financing as a consequence of the credit crisis and forced to sell their assets, which severely depressed the value of these holdings. The Fund’s position in corporate financial bonds also detracted from performance as the capitalization of these firms was compromised due to significant volatility within the overall market and industry. The Fund’s yield curve positioning (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time) and duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) also detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	The focus was to manage the risk in the Fund as the illiquidity in the market spread. Specifically, the focus was on reducing risk by selling credit securities that we believed would fare the worst in a continued downturn while maintaining securities that we believed to have longer-term value. The proceeds from the sale of these securities were used to purchase U.S. Treasury securities as the flight to quality continued. In addition, the Fund experienced significant redemptions during the reporting period, which presented additional challenges in managing the Fund and resulted in the need to sell securities during periods of extreme market volatility.

PORTFOLIO COMPOSITION***

U.S. Government Agency Securities	29.7%
Corporate Bonds	16.5
U.S. Treasury Obligations	12.2
Collateralized Mortgage Obligations	9.1
Commercial Mortgage-Backed Securities	3.3
Asset-Backed Securities	2.4
Short-Term Investments	26.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   13

JPMorgan Short Term Bond Fund II

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/6/96
Without Sales Charge		(6.02)%	0.58%	2.66%
With Sales Charge*		(8.11)	0.12	2.43
CLASS M SHARES	7/1/99
Without Sales Charge		(6.25)	0.35	2.42
With Sales Charge**		(7.68)	0.04	2.26
SELECT CLASS SHARES	11/30/90	(5.96)	0.84	2.93

*	Sales Charge for Class A Shares is 2.25%.

**	Sales Charge for Class M Shares is 1.50%.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class M Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of the Class M Shares would have been lower than shown because Class M Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Short Term Bond Fund II, the Barclays Capital 1–3 Year U.S. Government Bond Index and the Lipper Short Investment Grade Debt Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestments of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–3 Year U.S. Government Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short Investment Grade Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital 1–3 Year U.S. Government Bond Index is an unmanaged index composed of securities in the U.S. Government Bond Index with maturities of one to three years. The Lipper Short Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   15

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 125.7%
	Asset-Backed Securities — 6.8%
84	American Express Credit Account Master Trust, Series 2004-C, Class C, VAR, 0.961%, 02/15/12 (e) (i)	77
	Countrywide Asset-Backed Certificates,
1,073	Series 2003-5, Class MF1, VAR, 5.413%, 01/25/34 (m)	566
8	Series 2004-1, Class 3A, VAR, 0.754%, 04/25/34 (m)	2
590	Series 2004-1, Class M1, VAR, 0.974%, 03/25/34 (m)	242
480	Series 2004-1, Class M2, VAR, 1.024%, 03/25/34 (m)	300
116	Series 2005-3, Class AF3, VAR, 4.823%, 08/25/35 (i)	109
420	Series 2005-11, Class AF3, VAR, 4.778%, 02/25/36 (f) (i)	252
	Countrywide Home Equity Loan Trust,
105	Series 2004-1, Class A, VAR, 0.745%, 02/15/34 (f)(m)	21
126	Series 2004-K, Class 2A, VAR, 0.755%, 02/15/34 (m)	47
374	Granite Master Issuer plc, (United Kingdom), Series 2006-2, Class A4, VAR, 0.510%, 12/20/54 (m)	232
227	GSAMP Trust, Series 2005-WMC2, Class A2B, VAR, 0.734%, 11/25/35 (m)	211
5,112	Helios Finance LP, (Cayman Islands), Series 2007-S1, Class B1, VAR, 1.170%, 10/20/14 (e) (f) (i)	2,403
	K2 (USA) LLC,
2,500	VAR, 0.00%, 02/15/10 (d) (f) (i) (s)	—
8,000	Series 2, VAR, 0.000%, 02/15/10 (d) (f) (i) (s)	—
9,000	Series 2007-2D, VAR, 0.000%, 02/15/10 (d) (f) (i) (s)	—
8,500	Series 2007-2I, VAR, 0.000%, 02/15/10 (d) (f) (i) (s)	—
9,000	Series 2007-2J, VAR, 0.000%, 02/15/11 (d) (f) (i) (s)	—
3,100	Links Finance LLC, VAR, 0.000%, 12/31/09 (d) (e) (f) (i) (s)	—
	Long Beach Mortgage Loan Trust,
910	Series 2004-1, Class M1, VAR, 0.974%, 02/25/34 (m)	472
610	Series 2004-1, Class M2, VAR, 1.024%, 02/25/34 (m)	343
670	Series 2004-3, Class M1, VAR, 1.044%, 07/25/34 (m)	248
114	MASTR Asset Backed Securities Trust, Series 2006-AB1, Class A1, VAR, 0.614%, 02/25/36 (m)	113
610	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.924%, 03/25/35 (m)	135
345	Newcastle Mortgage Securities Trust, Series 2006-1, Class A2, VAR, 0.594%, 03/25/36 (m)	340
201	Option One Mortgage Loan Trust, Series 2003-1, Class A2, VAR, 1.314%, 02/25/33 (m)	95
	RESI Finance LP, (Cayman Islands),
2,672	Series 2003-C, Class B3, VAR, 1.849%, 09/10/35 (e) (m)	1,069
566	Series 2003-D, Class B3, VAR, 1.749%, 12/10/35 (e) (m)	212
820	Series 2003-D, Class B4, VAR, 1.949%, 12/10/35 (e) (m)	303
1,009	Series 2005-A, Class B3, VAR, 1.029%, 03/10/37 (e) (m)	247
579	Residential Asset Mortgage Products, Inc., Series 2006-RS1, Class AI2, VAR, 0.704%, 01/25/36 (m)	451
	Wachovia Asset Securitization, Inc.,
219	Series 2002-HE2, Class A, VAR, 0.904%, 12/25/32 (f)	83
135	Series 2003-HE3, Class A, VAR, 0.724%, 11/25/33	67
	Total Asset-Backed Securities (Cost $58,280)	8,640
	Collateralized Mortgage Obligations — 13.0%
	Agency CMO — 3.4%
	Federal Home Loan Mortgage Corp. REMICS,
68	Series 2508, Class PE, 5.500%, 05/15/28 (m)	68
3,833	Series 2701, Class ST, IF, IO, 6.545%, 08/15/21 (m)	239
323	Series 2772, Class GI, IO, 5.000%, 11/15/22 (m)	2
2,295	Series 2779, Class SM, IF, IO, 6.695%, 10/15/18 (m)	168
199	Series 2781, Class PI, IO, 5.000%, 10/15/23 (m)	1
4,586	Series 2861, Class GS, IF, IO, 6.745%, 01/15/21 (m)	145
1,262	Series 2891, Class LI, IO, 5.000%, 06/15/24 (m)	19
1,591	Series 2931, Class GA, 5.000%, 11/15/28 (m)	1,632
1,144	Series 2971, Class PI, IO, 5.500%, 03/15/26 (m)	36
224	Series 2980, Class QB, 6.500%, 05/15/35 (m)	237
2,267	Series 3149, Class IU, IO, 6.000%, 09/15/25 (m)	78
1,387	Federal National Mortgage Association REMICS, Series 2004-87, Class JI, IO, 5.000%, 11/25/30 (m)	99

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
6,591	Federal National Mortgage Association STRIPS, Series 378, Class 5, IO, 5.000%, 07/01/36 (m)	770
	Federal National Mortgage Association Whole Loan,
59	Series 2003-W3, Class 2A5, 5.356%, 06/25/42 (m)	59
822	Series 2003-W6, Class 1A41, 5.398%, 10/25/42 (m)	840
288	Government National Mortgage Association, Series 2004-44, Class PK, IO, 5.500%, 10/20/27 (m)	2
		4,395
	Non-Agency CMO — 9.6%
	Adjustable Rate Mortgage Trust,
95	Series 2005-4, Class 7A2, VAR, 0.704%, 08/25/35 (m)	40
464	Series 2005-5, Class 6A21, VAR, 0.704%, 09/25/35 (m)	224
90	Series 2005-6A, Class 2A1, VAR, 0.784%, 11/25/35 (m)	40
867	Citigroup Mortgage Loan Trust, Inc., Series 2007-12, Class 2A1, 6.500%, 10/25/36 (e) (i)	388
1,990	CitiMortgage Alternative Loan Trust, Series 2006-A6, Class 1A4, 6.000%, 11/25/36 (m)	1,175
1,643	Countrywide Alternative Loan Trust, Series 2004-28CB, Class 3A1, 6.000%, 01/25/35 (i)	1,318
	Countrywide Home Loan Mortgage Pass-Through Trust,
783	Series 2002-22, Class A20, 6.250%, 10/25/32 (m)	684
376	Series 2006-10, Class 1A10, 5.850%, 05/25/36 (i)	308
	CS First Boston Mortgage Securities Corp.,
164	Series 2003-29, Class 7A1, 6.500%, 12/25/33 (m)	139
489	Series 2004-5, Class 1A8, 6.000%, 09/25/34 (m)	489
1,690	Deutsche ALT-A Securities, Inc., Alternate Loan Trust, Series 2006-AR1, Class 1A2, VAR, 0.684%, 02/25/36 (m)	1,307
2,464	Residential Accredit Loans, Inc., Series 2006-QS11, Class 1A1, 6.500%, 08/25/36 (m)	1,066
157	SACO I, Inc. (Bear Stearns), Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e) (i)	146
404	Structured Asset Mortgage Investments, Inc., Series 2005-AR2, Class 2A1, VAR, 0.704%, 05/25/45	181
271	WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A21, VAR, 0.804%, 01/25/45	117
	Wells Fargo Mortgage Backed Securities Trust,
504	Series 2003-2, Class A6, 5.250%, 02/25/18	494
2,109	Series 2003-M, Class A1, VAR, 4.709%, 12/25/33 (i)	1,717
1,160	Series 2006-AR3, Class A1, VAR, 5.704%, 03/25/36	657
3,085	Series 2007-AR4, Class A1, VAR, 5.997%, 08/25/37 (i)	1,621
		12,111
	Total Collateralized Mortgage Obligations (Cost $23,797)	16,506
	Commercial Mortgage-Backed Securities — 0.6%
785	Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2, 4.920%, 03/12/35 (m)	681
170	Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A4, VAR, 5.083%, 03/15/42	129
	Total Commercial Mortgage-Backed Securities (Cost $955)	810
	Corporate Bonds — 32.2%
	Aerospace & Defense — 0.2%
210	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., PIK, 8.875%, 04/01/15 (m)	18
265	L-3 Communications Corp., 5.875%, 01/15/15 (m)	245
		263
	Auto Components — 0.2%
210	Goodyear Tire & Rubber Co. (The), 9.000%, 07/01/15 (m)	159
285	Tenneco, Inc., 8.125%, 11/15/15	48
365	TRW Automotive, Inc., 7.250%, 03/15/17 (e)	102
		309
	Beverages — 0.6%
280	Anheuser-Busch InBev Worldwide, Inc., 7.200%, 01/15/14 (e) (m)	291
330	Constellation Brands, Inc., 7.250%, 09/01/16 (m)	311
250	Dr. Pepper Snapple Group, Inc., 6.820%, 05/01/18 (m)	233
		835
	Capital Markets — 1.1%
415	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/37 (m)	295
1,645	Lehman Brothers Holdings Capital Trust VII, 5.857%, 05/31/12 (d) (i) (x)	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   17

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Capital Markets — Continued
	Lehman Brothers Holdings, Inc.,
650	VAR, 0.000%, 08/21/09 (d)	80
690	VAR, 0.000%, 05/25/10 (d)	84
	Morgan Stanley,
125	5.450%, 01/09/17 (m)	108
810	5.625%, 01/09/12 (m)	781
		1,348
	Chemicals — 1.1%
480	Huntsman LLC, 11.500%, 07/15/12 (m)	378
580	Ineos Group Holdings plc, (United Kingdom), 8.500%, 02/15/16 (e) (m)	35
450	Nalco Co., 8.875%, 11/15/13 (m)	435
255	PolyOne Corp., 8.875%, 05/01/12 (m)	105
490	Terra Capital, Inc., 7.000%, 02/01/17	446
		1,399
	Commercial Banks — 0.4%
670	Glitnir Banki HF, (Iceland), 0.000%, 10/15/08 (d) (e) (i)	7
2,535	Shinsei Finance II, (Cayman Islands), VAR, 7.160%, 07/25/16 (e) (i) (x)	261
320	Woori Bank, (South Korea), VAR, 5.750%, 03/13/14 (e) (i)	260
		528
	Commercial Services & Supplies — 0.5%
190	ACCO Brands Corp., 7.625%, 08/15/15 (m)	77
475	Allied Waste North America, Inc., 7.250%, 03/15/15 (m)	463
72	Corrections Corp. of America, 6.250%, 03/15/13 (m)	69
		609
	Consumer Finance — 0.8%
545	Ford Motor Credit Co. LLC, 7.800%, 06/01/12 (m)	296
202	GMAC LLC, 6.875%, 08/28/12 (e) (m)	116
650	John Deere Capital Corp., 5.350%, 04/03/18 (m)	600
		1,012
	Diversified Consumer Services — 0.4%
150	Service Corp. International, 7.375%, 10/01/14	143
445	Stewart Enterprises, Inc., 6.250%, 02/15/13	390
		533
	Diversified Financial Services — 2.5%
370	General Electric Capital Corp., 5.875%, 01/14/38 (m)	263
3,220	Xstrata Finance Dubai Ltd., (United Arab Emirates), VAR, 1.581%, 11/13/09 (e) (m)	2,894
		3,157
	Diversified Telecommunication Services — 3.6%
850	AT&T, Inc., 5.800%, 02/15/19 (m)	826
195	Digicel Group Ltd., (Bermuda), 8.875%, 01/15/15 (e) (m)	145
665	Nordic Telephone Co. Holdings ApS, (Denmark), 8.875%, 05/01/16 (e) (m)	605
385	Qwest Communications International, Inc., 7.250%, 02/15/11 (m)	366
1,000	Telefonica Emisiones S.A.U., (Spain), 5.855%, 02/04/13	1,025
	Verizon Wireless Capital LLC,
825	5.550%, 02/01/14 (e)	820
240	8.500%, 11/15/18 (e)	270
490	Wind Acquisition Finance S.A., (Luxembourg), 10.750%, 12/01/15 (e)	491
		4,548
	Electric Utilities — 1.5%
195	EDF S.A., (France), 6.950%, 01/26/39 (e) (m)	196
560	Indiana Michigan Power Co., 7.000%, 03/15/19 (m)	546
270	Mirant Americas Generation LLC, 8.300%, 05/01/11 (m)	260
200	Nevada Power Co., 7.125%, 03/15/19 (m)	200
450	Spectra Energy Capital LLC, 7.500%, 09/15/38	394
235	Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	119
235	Virginia Electric & Power Co., 6.350%, 11/30/37	237
		1,952
	Electrical Equipment — 0.1%
100	Baldor Electric Co., 8.625%, 02/15/17 (m)	79

	Electronic Equipment, Instruments & Components — 0.0% (g)
260	NXP BV / NXP Funding LLC, (Netherlands), 9.500%, 10/15/15 (m)	22
	FDIC Guaranteed Securities (˜) — 1.8%
735	Bank of America Corp., 3.125%, 06/15/12 (m)	754
735	Citigroup, Inc., 2.875%, 12/09/11 (m)	751
750	Goldman Sachs Group, Inc. (The), 3.250%, 06/15/12 (m)	776
		2,281
	Food & Staples Retailing — 0.1%
160	Wal-Mart Stores, Inc., 5.250%, 09/01/35	149
	Food Products — 0.1%
185	Del Monte Corp., 6.750%, 02/15/15 (m)	177
	Gas Utilities — 0.8%
830	NGPL PipeCo LLC, 7.119%, 12/15/17 (e) (m)	770
270	Sonat, Inc., 7.625%, 07/15/11	258
		1,028

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Equipment & Supplies — 0.8%
360	Biomet, Inc., PIK, 10.375%, 10/15/17 (m)	314
735	Cooper Cos., Inc. (The), 7.125%, 02/15/15 (m)	657
		971
	Health Care Providers & Services — 1.0%
400	CHS/Community Health Systems, Inc., 8.875%, 07/15/15 (m)	378
570	HCA, Inc., PIK, 9.625%, 11/15/16 (m)	476
400	Roche Holdings, Inc., 6.000%, 03/01/19 (e)	404
		1,258
	Hotels, Restaurants & Leisure — 0.8%
530	Host Hotels & Resorts LP, 7.125%, 11/01/13 (m)	420
545	MGM Mirage, 5.875%, 02/27/14 (m)	226
455	Vail Resorts, Inc., 6.750%, 02/15/14	382
		1,028
	Household Durables — 0.4%
	Beazer Homes USA, Inc.,
205	6.500%, 11/15/13 (m)	56
70	6.875%, 07/15/15 (m)	19
320	Jarden Corp., 7.500%, 05/01/17 (m)	249
355	Sealy Mattress Co., 8.250%, 06/15/14	144
330	Simmons Co., SUB, 10.000%, 12/15/14	3
		471
	Household Products — 0.6%
	Visant Holding Corp.,
510	8.750%, 12/01/13	469
340	SUB, 10.250%, 12/01/13 (m)	310
		779
	Independent Power Producers & Energy Traders — 0.2%
335	NRG Energy, Inc., 7.375%, 02/01/16 (m)	309
	Insurance — 3.1%
190	Metropolitan Life Global Funding I, 5.125%, 04/10/13 (e) (m)	181
1,790	Nationwide Life Global Funding I, VAR, 1.448%, 10/09/09 (e) (m)	1,770
395	Principal Life Income Funding Trusts, 5.300%, 04/24/13 (m)	376
518	QBE Insurance Group Ltd., (Australia), 9.750%, 03/14/14 (e) (i)	510
1,790	StanCorp Financial Group, Inc., VAR, 6.900%, 05/29/67 (i)	858
1,705	Stingray Pass-Through Trust, (Cayman Islands), 5.902%, 01/12/15 (e) (i)	205
		3,900
	IT Services — 0.1%
200	SunGard Data Systems, Inc., 10.250%, 08/15/15	137
	Leisure Equipment & Products — 0.2%
450	Steinway Musical Instruments, Inc., 7.000%, 03/01/14 (e)	297
	Machinery — 0.3%
445	Terex Corp., 8.000%, 11/15/17	358
	Media — 1.6%
575	CCO Holdings LLC/CCO Holdings Capital Corp., 8.750%, 11/15/13 (d) (m)	448
640	Dex Media West LLC/Dex Media West Finance Co., 9.875%, 08/15/13 (m)	98
870	Dex Media, Inc., SUB, 9.000%, 11/15/13 (m)	56
285	DirecTV Holdings LLC/DirecTV Financing Co., 6.375%, 06/15/15 (m)	259
530	DISH DBS Corp., 7.125%, 02/01/16 (m)	478
320	Quebecor Media, Inc., (Canada), 7.750%, 03/15/16 (m)	261
335	Time Warner Cable, Inc., 7.300%, 07/01/38	306
125	Videotron Ltee, (Canada), 6.875%, 01/15/14	117
		2,023
	Metals & Mining — 0.7%
225	Arch Western Finance LLC, 6.750%, 07/01/13 (m)	210
255	Freeport-McMoRan Copper & Gold, Inc., 8.250%, 04/01/15 (m)	227
490	Rio Tinto Finance USA Ltd., (Australia), 5.875%, 07/15/13 (m)	446
		883
	Multiline Retail — 0.4%
185	Neiman-Marcus Group, Inc. (The), PIK, 9.000%, 10/15/15 (m)	73
415	Target Corp., 6.500%, 10/15/37	374
		447
	Multi-Utilities — 0.4%
505	Mirant North America LLC, 7.375%, 12/31/13 (m)	462
	Oil, Gas & Consumable Fuels — 2.3%
890	Canadian Natural Resources Ltd., (Canada), 6.250%, 03/15/38 (m)	664
430	Chesapeake Energy Corp., 6.500%, 08/15/17 (m)	339
740	EnCana Corp., (Canada), 6.625%, 08/15/37 (m)	617
700	Enterprise Products Operating LLC, 6.300%, 09/15/17 (m)	642
225	Hess Corp., 8.125%, 02/15/19 (m)	229
460	XTO Energy, Inc., 6.375%, 06/15/38	389
		2,880
	Paper & Forest Products — 0.3%
345	Georgia-Pacific LLC, 7.000%, 01/15/15 (e) (m)	321

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   19

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — 0.6%
300	GlaxoSmithKline Capital, Inc., 6.375%, 05/15/38 (m)	315
435	Novartis Capital Corp., 4.125%, 02/10/14 (m)	439
		754
	Road & Rail — 0.1%
105	Hertz Corp. (The), 8.875%, 01/01/14 (m)	52
195	RSC Equipment Rental, Inc., 9.500%, 12/01/14 (m)	104
		156
	Semiconductors & Semiconductor Equipment — 0.2%
265	Freescale Semiconductor, Inc., PIK, 9.125%, 12/15/14 (m)	17
780	Sensata Technologies BV, (Netherlands), 8.000%, 05/01/14	203
		220
	Software — 0.0% (g)
310	Open Solutions, Inc., 9.750%, 02/01/15 (e) (m)	49
	Specialty Retail — 0.1%
160	Sally Holdings LLC/Sally Capital, Inc., 9.250%, 11/15/14	152
	Textiles, Apparel & Luxury Goods — 0.1%
250	Hanesbrands, Inc., VAR, 5.698%, 12/15/14 (m)	165
	Thrifts & Mortgage Finance — 0.2%
185	Countrywide Financial Corp., VAR, 1.686%, 03/24/09 (m)	185
	Tobacco — 0.8%
595	Altria Group, Inc., 9.700%, 11/10/18 (m)	623
405	Philip Morris International, Inc., 6.375%, 05/16/38 (m)	398
		1,021
	Wireless Telecommunication Services — 1.1%
215	Cricket Communications, Inc., 9.375%, 11/01/14 (m)	196
260	MetroPCS Wireless, Inc., 9.250%, 11/01/14 (m)	246
985	Rogers Communications, Inc., (Canada), 6.800%, 08/15/18	986
		1,428
	Total Corporate Bonds (Cost $58,023)	40,883
	Foreign Government Security — 0.5%
646	National Agricultural Cooperative Federation, (South Korea), VAR, 5.750%, 06/18/14 (f) (Cost $656)	580
	Loan Participations & Assignments — 0.7%
	Independent Power Producers & Energy Traders — 0.5%
	TXU (Texas Competitive Electric), Initial Tranche B-2 Term Loan,
5	3.909%, 10/10/14	3
975	3.948%, 10/10/14	601
8	4.451%, 10/10/14	5
		609
	IT Services — 0.2%
	First Data Corp., Initial Tranche B1 Term Loan,
437	3.223%, 09/24/14	288
28	3.229%, 09/24/14	18
		306
	Total Loan Participations & Assignments (Cost $1,438)	915
	Mortgage Pass-Through Securities — 35.0%
	Federal Home Loan Mortgage Corp., Gold Pool, 15 Year, Single Family,
57	6.000%, 02/01/11 – 04/01/11 (m)	59
	Federal Home Loan Mortgage Corp., Gold Pool, 30 Year, Single Family,
82	6.000%, 01/01/35 (m)	85
25	7.000%, 12/01/25 – 02/01/26 (m)	27
57	7.500%, 10/01/26 – 02/01/27 (m)	61
42	8.000%, 04/01/26 – 07/01/26 (m)	44
3,650	TBA, 6.500%, 03/15/39	3,817
	Federal National Mortgage Association, 15 Year, Single Family,
3,350	TBA, 4.500%, 03/25/24	3,409
1,140	TBA, 5.500%, 03/25/24	1,182
650	TBA, 6.000%, 03/25/24	678
	Federal National Mortgage Association, 30 Year, Single Family,
663	6.000%, 10/01/23 – 01/01/29 (m)	691
60	6.500%, 04/01/29 – 11/01/29 (m)	64
77	7.000%, 02/01/35 (m)	82
26	7.500%, 03/01/35 (m)	27
— (h)	8.000%, 08/01/22 (m)	—	(h)
— (h)	8.500%, 10/01/25 (m)	—	(h)
5,600	TBA, 4.500%, 03/25/39	5,610
6,800	TBA, 5.000%, 03/25/39	6,917
17,035	TBA, 5.500%, 03/25/39	17,450
	Government National Mortgage Association, 30 Year, Single Family,
— (h)	9.000%, 04/15/11 (m)	—	(h)
1,100	TBA, 5.000%, 03/15/39	1,122
2,100	TBA, 6.000%, 03/15/39	2,170
900	TBA, 6.500%, 03/15/39	938
	Total Mortgage Pass-Through Securities (Cost $44,258)	44,433

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Private Placements — 11.1%
2,823	81 Irving Place, Irving Tenants Corp., Secured by First Mortgage and Agreement on Co-op Apartment Building in New York City, 6.950%, 01/01/29 (f) (i)	2,851
10,235	200 East 57th St., 200 East Tenants Corp., Secured by First Mortgage and Agreement on Co-op Apartment Building in New York City, 6.500%, 01/01/14 (f) (i)	10,498
708	200 East 57th St., 200 East Tenants Corp., Secured by Second Mortgage and Agreement on Co-op Apartment Building in New York City, 6.720%, 01/01/13 (f) (i)	733
		14,082
	Total Private Placements (Cost $13,766)	14,082
	U.S. Government Agency Securities — 10.8%
7,565	Federal Home Loan Mortgage Corp., 4.500%, 01/15/14 (m)	8,194
5,545	Federal National Mortgage Association, 1.750%, 03/23/11 (m)	5,551
	Total U.S. Government Agency Securities (Cost $13,232)	13,745
	U.S. Treasury Obligations — 14.3%
	U.S. Treasury Bonds,
555	4.375%, 02/15/38 (m)	612
2,375	4.500%, 05/15/38 (m)	2,696
100	7.250%, 05/15/16 (k)	127
	U.S. Treasury Notes,
6,000	0.875%, 01/31/11 (m)	5,987
1,260	1.500%, 10/31/10 (k) (m)	1,271
330	1.750%, 03/31/10 (k) (m)	333
1,330	1.750%, 01/31/14 (m)	1,316
225	2.000%, 02/28/10 (k) (m)	228
610	2.000%, 11/30/13 (m)	611
335	2.125%, 04/30/10 (k) (m)	340
1,040	2.750%, 07/31/10 (k) (m)	1,068
1,385	2.750%, 10/31/13 (m)	1,437
5	2.750%, 02/15/19 (m)	5
105	2.875%, 06/30/10 (m)	108
175	3.375%, 10/15/09 (m)	178
485	3.500%, 02/15/10 (k) (m)	498
450	3.875%, 05/15/09 (k) (m)	453
320	4.000%, 02/15/15 (k)	351
85	4.500%, 09/30/11 (k) (m)	92
85	4.625%, 07/31/09 (k) (m)	87
265	4.875%, 08/15/09 (k) (m)	270
	Total U.S. Treasury Obligations (Cost $18,056)	18,068

SHARES	SECURITY DESCRIPTION	VALUE($)
	Preferred Stocks — 0.7%
	Insurance — 0.7%
2,000	Axis Capital Holdings Ltd., (Bermuda), Series B, VAR, 7.500%, 12/01/15 (Cost $2,029) (f) (i) (x)	900
	Total Long-Term Investments (Cost $234,490)	159,562

NOTIONAL AMOUNT($)	SECURITY DESCRIPTION	VALUE
Options Purchased — 0.4%
	Call Option Purchased — 0.3%
	Receiver Option Purchased on Interest Rate Swap:
35,630	Expiring 03/16/09. If exercised the Fund receives semi-annually 2.510% and pays quarterly floating 3 month LIBOR expiring 03/18/10, European Style. Counterparty: Barclays Bank plc (r)	385
	Put Option Purchased — 0.1%
	Payer Option Purchased on Interest Rate Swap:
4,250	Expiring 07/08/09. If exercised the Fund pays semi-annually 3.713% and receives quarterly floating 3 month LIBOR expiring 07/10/19, European Style. Counterparty: Credit Suisse International (r)	107
	Total Options Purchased (Cost $147)	492

SHARES
Short-Term Investment — 10.4%
	Investment Company — 10.4%
13,208	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830% (b) (l) (m) (Cost $13,208)	13,208
	Total Investments — 136.5% (Cost $247,845)	173,262
	Liabilities in Excess of Other Assets — (36.5)%	(46,363)
	NET ASSETS — 100.0%	$126,899

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   21

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	Eurodollar	03/16/09	$494	$8
15	30 Day Federal Funds	03/30/09	6,235	61
2	Eurodollar	06/15/09	493	5
64	10 Year U.S. Treasury Note	06/19/09	7,682	(94)
10	30 Year U.S. Treasury Bond	06/19/09	1,233	(29)
14	30 Day Federal Funds	06/30/09	5,817	48
28	2 Year U.S. Treasury Note	06/30/09	6,065	(8)
10	30 Day Federal Funds	07/31/09	4,153	34
2	Eurodollar	09/14/09	493	6
5	30 Day Federal Funds	11/30/09	2,073	11
2	Eurodollar	12/14/09	492	6
2	Eurodollar	03/15/10	492	6
2	Eurodollar	06/14/10	491	6
97	Eurodollar	09/13/10	23,740	74
2	Eurodollar	12/13/10	488	— (h)

	Short Futures Outstanding
(14)	10 Year U.S. Treasury Note	06/19/09	(1,680)	19
(23)	2 Year U.S. Treasury Note	06/30/09	(4,982)	(6)
(167)	5 Year U.S. Treasury Note	06/30/09	(19,470)	73
				$220

Options Written
Receiver Option Written on Interest Rate Swap*

COUNTERPARTY	EXERCISE RATE** (r)	OPTION EXPIRATION DATE	SWAP TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.010% semi-annually	03/16/09	03/18/10	$35,630	$(209)
(Premiums received of $50.)
*European Style.
** The Fund would pay quarterly a floating rate based on 3 month LIBOR, if exercised.

Credit Default Swaps — Buy Protection [1]
Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Credit Suisse International:
Kingdom of Sweden, 3.875%, 12/29/09	1.420% quarterly	03/20/14	1.411%	$625	$(1)	$—
Kingdom of Sweden, 3.875%, 12/29/09	1.540% quarterly	03/20/14	1.411	375	(2)	—
Deutsche Bank AG, New York:
Aetna, Inc., 6.625%, 06/15/36	1.280% quarterly	03/20/14	0.992	1,000	(15)	—
Royal Bank of Scotland:
Republic of Korea, 4.250%, 06/01/13	3.400% quarterly	03/20/14	4.339	1,000	37	—
Republic of Slovenia, 5.375%, 04/11/11	2.050% semi-annually	02/20/14	2.051	150	— (h)	—
Republic of Slovenia, 5.375%, 04/11/11	2.080% semi-annually	02/20/14	2.051	60	— (h)	—
Republic of Slovenia, 5.375%, 04/11/11	2.197% semi-annually	02/20/14	2.051	60	(1)	—
Republic of Slovenia, 5.375%, 04/11/11	2.250% semi-annually	02/20/14	2.051	30	— (h)	—
					$18	$—

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Deutsche Bank AG, New York:
CDX.EM.10	3.350% semi-annually	12/20/13	8.602%	$250	$42	$(41)
Royal Bank of Scotland:
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	40.740	2,500	844	(461)
CDX.EM.10	3.350% semi-annually	12/20/13	8.602	500	85	(82)
					$971	$(584)

Credit Default Swaps — Sell Protection [2]
Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Deutsche Bank AG, New York:
Canadian Natural Resources, Ltd., 5.450%, 10/01/12	5.600% quarterly	03/20/14	5.804%	$300	$(2)	$—
Petroleos de Venezuela S.A., 5.375%, 04/12/27	2.585% semi-annually	05/20/12	26.476	1,410	(627)	—
					$(629)	$—

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Citibank, N.A.:
CDX.EM.10*	3.350% semi-annually	12/20/13	8.602%	$1,450	$(246)	$223
Deutsche Bank AG, New York:
CDX.NA.HY.11.2	5.000% quarterly	12/20/13	15.677	1,350	(358)	350
CDX.NA.HY.11.2	5.000% quarterly	12/20/13	15.677	1,800	(478)	429
Royal Bank of Scotland:
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	43.048	2,500	(1,725)	1,346
					$(2,807)	$2,348

[1]	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay an upfront premium to the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[2]	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[3]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

[4]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.

[5]	Upfront premiums generally relate to payments made or received at the initiation of the agreement in lieu of all or a portion of future periodic payments.

*	The Fund has purchased credit default swaps with identical underlying reference obligations; net amounts received by the Fund from settlement of purchased protection would offset potential amounts paid at a credit event for protection sold.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   23

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [1]
Credit Suisse International	2.670% semi-annually	3 month LIBOR quarterly	01/16/39	$100	$15	$—
Deutsche Bank AG, New York	3 month LIBOR quarterly	2.565% semi-annually	02/17/10	37,560	440	—
Deutsche Bank AG, New York	4.238% semi-annually	3 month LIBOR quarterly	10/23/38	980	(155)	—
					$300	$—

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement in lieu of all or a portion of future periodic payments.

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [1]
Citibank, N.A. (†)	FNMA, 30 Year, Single Family, TBA, 6.000%	$102.66	03/05/09	$4,065	$26	$—
Credit Suisse International (†)	FHLB, 5.375%, 05/18/16	112.29	03/11/09	1,685	(14)	—
Credit Suisse International (†)	U.S. Treasury Bond, 4.500%, 05/15/38	118.46	03/12/09	965	(49)	—
Deutsche Bank AG, New York (†)	FHLMC Gold, 30 Year, Single Family, TBA, 5.000%	101.25	03/05/09	5,800	17	—
Deutsche Bank AG, New York (†)	FHLMC Gold, 30 Year, Single Family, TBA, 5.500%	101.94	03/05/09	6,350	27	—
Deutsche Bank AG, New York (†)	FHLMC Gold, 30 Year, Single Family, TBA, 6.000%	103.09	03/05/09	4,000	17	—
Deutsche Bank AG, New York (†)	FNMA, 15 Year, Single Family, TBA, 5.000%	102.01	03/10/09	2,435	20	—
Deutsche Bank AG, New York (†)	GNMA, 30 Year, Single Family, TBA, 5.500%	102.31	03/11/09	2,500	9	—
					$53	$—

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement in lieu of all or a portion of future periodic payments.

†	Fund pays the excess of the price lock over the market price or receives the excess of the market price over the price lock at termination.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 102.7%
	Corporate Bonds — 20.7%
	Brazil — 1.1%
BRL 10,055	Lehman Brothers Holdings, Inc., CLN, 10.000%, 01/03/12 (linked to Brazilian Real Notes, 10.000%, 01/03/12; credit rating BBB+) (d) (e) (f) (i) (o)	450
3,950	Morgan Stanley & Co., Inc., CLN, linked to Brazilian Real 12.150%, 01/05/22 (linked to Brazil Government Bonds; credit rating BBB+) (e) (m)	1,654
		2,104
	Kazakhstan — 2.4%
	KazMunaiGaz Finance Sub BV,
5,540	9.125%, 07/02/18 (e) (m)	3,573
2,000	9.125%, 07/02/18 (m)	1,290
		4,863
	Mexico — 0.4%
MXN 40,000	Depfa Bank plc, Zero Coupon, 06/15/15	814
	Russia — 9.4%
1,590	Gaz Capital S.A., 6.212%, 11/22/16 (e) (m)	1,065
6,985	Gazprom International S.A., 7.201%, 02/01/20	5,675
	Gazstream S.A. for Gazprom OAO,
2,122	5.625%, 07/22/13 (e) (m)	1,867
1,635	5.625%, 07/22/13	1,439
	RSHB Capital S.A. for OJSC Russian Agricultural Bank,
3,230	7.125%, 01/14/14 (e) (m)	2,180
720	7.175%, 05/16/13	533
4,610	7.750%, 05/29/18 (e) (m)	2,743
2,980	TransCapitalInvest Ltd. for OJSC AK Transneft, 5.670%, 03/05/14 (e)	2,190
1,600	VTB Capital S.A. for Vneshtorgbank, 6.250%, 06/30/35	944
		18,636
	Trinidad & Tobago — 1.1%
3,452	National Gas Co. of Trinidad & Tobago Ltd., 6.050%, 01/15/36	2,195
	Ukraine — 1.6%
	Credit Suisse First Boston International for CJSC The EXIM of Ukraine,
320	6.800%, 10/04/12	128
7,855	7.650%, 09/07/11	2,082
1,695	Dresdner Kleinwort Wasserstein for CJSC The EXIM of Ukraine, 7.750%, 09/23/09	1,017
		3,227
	Venezuela — 4.7%
	Petroleos de Venezuela S.A.,
23,309	5.250%, 04/12/17	8,741
2,100	5.375%, 04/12/27	672
		9,413
	Total Corporate Bonds (Cost $74,547)	41,252
	Foreign Government Securities — 75.8%
	Argentina — 1.1%
	Republic of Argentina,
ARS 8,480	VAR, 0.630%, 12/31/38 (m)	263
7,104	VAR, 1.683%, 08/03/12 (m)	1,887
		2,150
	Barbados — 0.2%
	Government of Barbados,
390	6.625%, 12/05/35 (e) (m)	282
239	6.625%, 12/05/35 (m)	173
		455
	Brazil — 21.6%
5,500	Banco Nacional de Desenvolvimento Economico e Social, 6.369%, 06/16/18 (e) (m)	5,094
	Federal Republic of Brazil,
1,879	7.125%, 01/20/37 (m)	1,846
15,467	8.000%, 01/15/18 (m)	16,674
3,459	8.250%, 01/20/34 (m)	3,753
2,230	8.750%, 02/04/25 (m)	2,520
800	8.875%, 10/14/19 (m)	914
7,188	12.250%, 03/06/30 (m)	10,818
BRL 3,540	12.500%, 01/05/22 (m)	1,469
		43,088
	Colombia — 1.8%
	Republic of Colombia,
1,030	7.375%, 01/27/17 (m)	1,036
1,640	7.375%, 09/18/37 (m)	1,501
575	11.750%, 02/25/20 (m)	717
COP 616,000	12.000%, 10/22/15	270
		3,524
	Costa Rica — 1.6%
2,798	Republic of Costa Rica, 9.995%, 08/01/20	3,232
	Dominican Republic — 2.5%
	Citigroup Funding, Inc., CLN,
2,065	13.000%, 01/11/13 (linked to Dominican Republic Government Bond, 13.000%, 01/11/13; credit rating B) (e) (i)	1,563
3,565	15.000%, 03/12/12 (linked to Dominican Republic Government Bond, 15.000%, 03/12/12; credit rating B) (e) (i)	2,580
1,205	22.000%, 10/03/11 (linked to Dominican Republic Government Bond, 22.000%, 10/03/11; credit rating B) (e) (i)	860

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   25

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Dominican Republic — Continued
30	Government of Dominican Republic, 9.500%, 09/27/11	28
		5,031
	Egypt — 0.6%
EGP 7,800	Arab Republic of Egypt, 8.750%, 07/18/12 (e) (m)	1,212
	El Salvador — 0.9%
2,360	Republic of El Salvador, 8.250%, 04/10/32 (e) (m)	1,770
	Gabon — 1.3%
3,945	Republic of Gabon, 8.200%, 12/12/17 (e) (m)	2,564
	Ghana — 0.8%
1,550	Barclays Bank plc, CLN, 13.500%, 04/07/10 (linked to Government of Ghana 3-Year Bond, 13.500%, 03/30/10; credit rating B+) (e) (i)	830
2,000	Citigroup Funding, Inc., CLN, 15.000%, 06/20/12 (linked to Government of Ghana Treasury Bond, 15.000%, 06/20/12; credit rating B+) (e) (i)	713
		1,543
	Guatemala — 2.3%
	Republic of Guatemala,
1,521	8.125%, 10/06/34	1,460
2,930	9.250%, 08/01/13	3,077
		4,537
	Indonesia — 3.0%
2,070	Deutsche Bank AG, London Branch, CLN, 15.000%, 07/20/18 (linked to Indonesia Government Bond, 15.000%, 07/15/18; credit rating BB+) (e) (i)	1,921
	Republic of Indonesia,
3,320	6.875%, 01/17/18 (e) (m)	2,556
1,575	11.625%, 03/04/19 (e)	1,564
		6,041
	Iraq — 0.7%
	Republic of Iraq,
1,250	5.800%, 01/15/28 (e)	550
2,109	5.800%, 01/15/28	928
		1,478
	Mexico — 6.9%
	United Mexican States,
2,060	5.875%, 02/17/14	2,091
5,000	5.950%, 03/19/19	4,800
1,800	6.050%, 01/11/40	1,485
MXN 22,000	7.500%, 06/03/27 (m)	1,273
MXN 39,500	9.000%, 12/20/12 (m)	2,701
1,085	11.375%, 09/15/16 (m)	1,419
		13,769
	Nigeria — 0.5%
1,490	Citigroup Funding, Inc., CLN, 9.000%, 12/17/10 (linked to Republic of Nigeria Treasury Bond, 9.000%, 12/14/10; credit rating BB) (e) (i)	1,098
	Peru — 3.1%
5,744	IIRSA Norte Finance Ltd., 8.750%, 05/30/24 (i)	4,039
	Republic of Peru,
482	6.550%, 03/14/37	440
600	8.375%, 05/03/16 (m)	669
844	9.875%, 02/06/15 (m)	1,000
		6,148
	Philippines — 5.6%
	Republic of Philippines,
4,590	7.750%, 01/14/31	4,452
5,449	8.250%, 01/15/14	5,872
750	8.375%, 06/17/19	794
		11,118
	Russia — 8.5%
	Russian Federation,
15,656	SUB, 7.500%, 03/31/30	13,757
2,568	12.750%, 06/24/28	3,197
		16,954
	Trinidad & Tobago — 0.2%
446	Republic of Trinidad & Tobago, 9.750%, 07/01/20	493
	Turkey — 1.8%
	Republic of Turkey,
2,150	6.875%, 03/17/36	1,607
2,000	12.375%, 06/15/09	2,050
		3,657
	Uganda — 0.5%
1,280	Citigroup Funding, Inc., CLN, 10.250%, 03/07/11 (linked to Republic of Uganda Treasury Bond, 10.250%, 03/03/11; credit rating B+) (e) (i)	905
	Ukraine — 1.1%
1,840	CS International for City of Kiev Ukraine, 8.250%, 11/26/12 (e) (i)	708
	Government of Ukraine,
20	6.580%, 11/21/16	7
4,230	6.750%, 11/14/17	1,502
		2,217
	Uruguay — 1.7%
	Republic of Uruguay,
UYU 40,949	3.700%, 06/26/37	577
UYU 48,033	5.000%, 09/14/18 (m)	1,701
465	7.500%, 03/15/15	470
270	7.625%, 03/21/36	223
379	8.000%, 11/18/22	350
		3,321

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Venezuela — 7.5%
	Republic of Venezuela,
3,380	7.650%, 04/21/25	1,487
3,505	8.500%, 10/08/14	1,998
5,210	9.250%, 05/07/28	2,566
1,160	9.375%, 01/13/34	574
9,127	10.750%, 09/19/13	6,253
3,149	13.625%, 08/15/18	2,078
		14,956
	Total Foreign Government Securities (Cost $184,849)	151,261
	Supranational — 0.4%
UYU 29,370	International Bank for Reconstruction & Development, 3.400%, 04/15/17 (m) (Cost $1,491)	908
	U.S. Treasury Obligations — 5.8%
	U.S. Treasury Notes,
11,000	0.875%, 01/31/11 (m)	10,976
530	3.250%, 12/31/09 (k)	541
	Total U.S. Treasury Obligations (Cost $11,513)	11,517
	Total Long-Term Investments (Cost 272,400)	$204,938

Short-Term Investment — 3.4%
SHARES	SECURITY DESCRIPTION	VALUE
	Investment Company — 3.4%
6,767	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830% (b) (l) (m) (Cost $6,767)	6,767
	Total Investments — 106.1% (Cost $279,167)	211,705
	Liabilities in Excess of Other Assets — (6.1)%	(12,172)
	NET ASSETS — 100.0%	$199,533

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
72	10 Year U.S. Treasury Note	06/19/09	8,642	(110)
100	30 Year U.S. Treasury Bond	06/19/09	12,334	(363)
	Short Futures Outstanding
(65)	2 Year U.S. Treasury Note	06/30/09	(14,080)	3
(102)	5 Year U.S. Treasury Note	06/30/09	(11,892)	45
				(425)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   27

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

Credit Default Swaps — Buy Protection [1]
Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Barclays Bank plc:
Kingdom of Sweden, 3.875%, 12/29/09	1.100% quarterly	03/20/14	1.411%	4,790	66	—
Republic of Austria, 5.250%, 01/04/11	0.493% quarterly	12/20/13	2.358	3,070	240	—
Republic of Kazakhstan, 11.125%, 05/11/07	10.920% semi-annually	11/20/13	14.457	1,750	115	—
Russian Federation, 7.500%, 03/31/30	0.475% semi-annually	04/20/12	8.631	530	110	—
Citibank, N.A.:
Petroleos Mexicanos, 9.500%, 09/15/27	1.250% semi-annually	06/20/10	4.158	1,000	35	—
Republic of Brazil, 12.250%, 03/06/30	0.695% semi-annually	06/20/12	3.624	720	63	—
Republic of Poland, 5.250%, 01/15/14	1.750% semi-annually	10/20/13	3.643	2,880	200	—
Republic of Romania, 8.500%, 05/08/12	5.900% semi-annually	10/20/13	7.196	2,880	71	—
Credit Suisse International:
Republic of Austria, 5.250%, 01/04/11	0.520% quarterly	12/20/13	2.358	1,020	78	—
Russian Federation, 7.500%, 03/31/30	0.300% semi-annually	03/20/09	9.203	120	— (h)	—
Deutsche Bank AG, New York:
Republic of Austria, 5.250%, 01/04/11	0.52% quarterly	12/20/13	2.358%	5,910	455	—
Republic of Brazil, 12.250%, 03/06/30	0.810% semi-annually	04/20/12	3.593	230	18	—
Republic of Brazil, 12.250%, 03/06/30	0.732% semi-annually	06/20/12	3.642	1,140	99	—
Republic of Brazil, 12.250%, 03/06/30	0.660% semi-annually	07/20/12	3.664	830	76	—
Republic of Brazil, 12.250%, 03/06/30	0.713% semi-annually	07/20/12	3.664	1,450	131	—
Republic of Bulgaria, 8.250%, 01/15/15	5.000% semi-annually	10/20/13	6.018	12,880	238	—
Republic of Colombia, 10.375%, 01/28/33	0.914% semi-annually	04/20/12	4.325	410	38	—
Republic of Korea, 4.250%, 06/01/13	3.450% quarterly	03/20/14	4.339	2,480	84	—
Republic of Turkey, 11.875%, 01/15/30	5.800% semi-annually	11/20/13	4.880	3,490	(182)	—
Russian Federation, 7.500%, 03/31/30	0.495% semi-annually	04/20/12	8.631	350	72	—
United Mexican States, 7.500%, 04/08/33	0.810% semi-annually	08/20/10	4.011	70	3	—
Morgan Stanley Capital Services:
Republic of Argentina, 8.280%, 12/31/33	2.620% semi-annually	07/20/12	38.378	870	490	—
Republic of Brazil, 12.250%, 03/06/30	2.900% semi-annually	10/20/10	2.992	400	(4)	—
Republic of Brazil, 12.250%, 03/06/30	0.690% semi-annually	06/20/12	3.664	1,430	126	—
Republic of Colombia, 10.375%, 01/28/33	1.000% semi-annually	04/20/12	4.325	750	68	—
Republic of Venezuela, 9.250%, 09/15/27	2.570% semi-annually	07/20/12	24.711	960	423	—
Russian Federation, 7.500%, 03/31/30	0.900% semi-annually	07/20/10	9.562	500	55	—
Russian Federation, 7.500%, 03/31/30	0.750% semi-annually	08/20/10	9.528	750	88	—
Russian Federation, 7.500%, 03/31/30	0.530% semi-annually	08/20/11	9.030	660	118	—
Russian Federation, 7.500%, 03/31/30	0.500% semi-annually	11/20/11	8.873	740	141	—
Russian Federation, 12.750%, 06/24/28	0.640% semi-annually	09/20/10	9.499	400	49	—
United Mexican States, 7.500%, 04/08/33	0.960% semi-annually	07/20/10	3.987	2,000	79	—
Royal Bank of Scotland:
Republic of Slovenia, 5.375%, 04/11/11	2.250% semi-annually	02/20/14	2.051	190	(2)	—
Republic of Slovenia, 5.375%, 04/11/11	2.197% semi-annually	02/20/14	2.051	310	(2)	—
Republic of Slovenia, 5.375%, 04/11/11	2.080% semi-annually	02/20/14	2.051	510	(1)	—
Republic of Slovenia, 5.375%, 04/11/11	2.050% semi-annually	02/20/14	2.051	1,410	(2)	—
Republic of Slovenia, 5.375%, 04/11/11	1.900% semi-annually	02/20/14	2.051	2,340	12	—

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

SWAP COUNTERPARTY/REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Union Bank of Switzerland AG:
Republic of Argentina, 8.280%, 12/31/33	2.620% semi-annually	07/20/12	38.378	520	293	—
Republic of Venezuela, 9.250%, 09/15/27	2.030% semi-annually	06/20/12	24.721	510	227	—
Republic of Venezuela, 9.250%, 09/15/27	2.550% semi-annually	07/20/12	24.711	770	340	—
Russian Federation, 7.500%, 03/31/30	0.900% semi-annually	08/20/10	9.528	300	35	—
					4,543	—

Credit Default Swaps — Sell Protection [2]
Corporate and Sovereign Issuers:

REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Barclays Bank plc:
Government of Ukraine, 7.650%, 06/11/13	1.560% semi-annually	04/20/12	38.207%	530	(292)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.680% semi-annually	08/20/12	15.161	1,510	(533)	—
Republic of Venezuela, 9.250%, 09/15/27*	1.721% semi-annually	03/20/12	24.746	1,520	(658)	—
Citibank, N.A.:						—
Government of Ukraine, 7.650%, 06/11/13	1.890% semi-annually	10/20/11	38.740%	1,670	(855)	—
Government of Ukraine, 7.650%, 06/11/13	1.750% semi-annually	10/20/11	38.740	3,030	(1,559)	—
Government of Ukraine, 7.650%, 06/11/13	1.378% semi-annually	06/20/12	38.010	2,860	(1,620)	—
Republic of Argentina, 8.280%, 12/31/33*	2.160% semi-annually	06/20/12	38.655	720	(409)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.630% semi-annually	05/20/11	15.559	1,600	(421)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.600% semi-annually	03/20/12	15.366	870	(285)	—
United Mexican States, 7.500%, 04/08/33*	1.050% semi-annually	06/20/10	3.960	1,000	(35)	—
Credit Suisse International:						—
RSHB Capital S.A. for OJSC Russian Agricultural Bank, 7.175%, 05/16/13	0.720% semi-annually	03/20/09	12.227	120	— (h)	—
Deutsche Bank AG, New York:						—
Government of Ukraine, 7.650%, 06/11/13	1.580% semi-annually	04/20/12	38.207	350	(193)	—
Republic of Argentina, 8.280%, 12/31/33*	1.960% semi-annually	04/20/12	39.279	230	(129)	—
Republic of Argentina, 8.280%, 12/31/33*	2.140% semi-annually	06/20/12	38.655	1,140	(647)	—
Republic of Argentina, 8.280%, 12/31/33*	2.080% semi-annually	07/20/12	38.378	830	(475)	—
Republic of Argentina, 8.280%, 12/31/33*	2.327% semi-annually	07/20/12	38.378	1,450	(825)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.535% semi-annually	03/20/12	15.366	1,510	(497)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.610% semi-annually	03/20/12	15.366	620	(203)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.655% semi-annually	08/20/12	15.161	2,210	(781)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.710% semi-annually	08/20/12	15.161	1,090	(383)	—
Republic of Venezuela, 9.250%, 09/15/27*	1.620% semi-annually	04/20/12	24.736	410	(180)	—
Republic of Venezuela, 9.250%, 09/15/27*	1.604% semi-annually	04/20/12	24.736	870	(382)	—
Russian Federation, 7.500%, 03/31/30*	0.770% semi-annually	08/20/10	9.528	70	(8)	—
Russian Federation, 7.500%, 03/31/30*	0.525% semi-annually	12/20/11	8.827	1,360	(263)	—
Russian Federation, 7.500%, 03/31/30*	0.510% semi-annually	12/20/11	8.827	1,580	(306)	—

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   29

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Morgan Stanley Capital Services:						—
Government of Ukraine, 7.650%, 06/11/13	1.900% semi-annually	07/20/10	40.580	500	(188)	—
Government of Ukraine, 7.650%, 06/11/13	1.700% semi-annually	08/20/10	40.390	750	(295)	—
Government of Ukraine, 7.650%, 06/11/13	1.760% semi-annually	09/20/10	40.263	400	(159)	—
Government of Ukraine, 7.650%, 06/11/13	2.030% semi-annually	08/20/11	38.934	660	(332)	—
Government of Ukraine, 7.650%, 06/11/13	1.620% semi-annually	11/20/11	38.643	740	(388)	—
Petroleos de Venezuela S.A., 5.375%, 04/12/27	3.400% semi-annually	07/20/12	26.245	870	(386)	—
Petroleos de Venezuela S.A., 5.375%, 04/12/27	3.550% semi-annually	07/20/12	26.422	960	(411)	—
Republic of Argentina, 8.280%, 12/31/33*	3.380% semi-annually	10/20/10	44.397	400	(172)	—
Republic of Argentina, 8.280%, 12/31/33*	2.160% semi-annually	06/20/12	38.655	1,430	(812)	—
Republic of Venezuela, 9.250%, 09/15/27*	1.690% semi-annually	04/20/12	24.736	750	(328)	—
Republic of Venezuela, 9.250%, 09/15/27*	3.400% semi-annually	08/20/12	24.698	90	(39)	—
Russian Federation, 7.500%, 03/31/30*	1.010% semi-annually	07/20/10	9.562	2,000	(216)	—
Union Bank of Switzerland AG:						—
Government of Ukraine, 7.650%, 06/11/13	1.840% semi-annually	08/20/10	40.390	300	(117)	—
Petroleos de Venezuela S.A., 5.250%, 04/12/17	2.780% semi-annually	06/20/12	26.451	510	(229)	—
Petroleos de Venezuela S.A., 5.250%, 04/12/17	3.440% semi-annually	07/20/12	26.425	520	(230)	—
Petroleos de Venezuela S.A., 5.250%, 04/12/17	3.550% semi-annually	07/20/12	26.425	770	(339)	—
Republic of Venezuela, 9.250%, 09/15/27*	2.510% semi-annually	07/20/12	24.711	1,550	(685)	—
					(17,265)	—

[1]	The Fund, as a buyer of a credit default swap, is generally obligated to make periodic payments and may also pay an upfront premium to the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[2]	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swaps contracts.

[3]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

[4]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.

[5]	Upfront premiums generally relate to payments made or received at the initiation of the agreement in lieu of all or a portion of future periodic payments.

*	The Fund has purchased credit default swaps with identical underlying reference obligations; net amounts received by the Fund from settlement of purchased protection would offset potential amounts paid at a credit event for protection sold.

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

JPMorgan Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 93.1%
	Asset-Backed Securities — 51.9%
88	American Express Credit Account Master Trust, Series 2004-C, Class C, VAR, 0.961%, 02/15/12 (e)	81
400	Asset Backed Funding Certificates, Series 2005-HE1, Class M2, VAR, 0.914%, 03/25/35	177
126	Bear Stearns Asset Backed Securities Trust, Series 2005-HE3, Class M1, VAR, 0.904%, 03/25/35	119
750	Capital One Auto Finance Trust, Series 2007-B, Class A4, VAR, 0.491%, 04/15/14	525
256	Carrington Mortgage Loan Trust, Series 2006-OPT1, Class A3, VAR, 0.654%, 02/25/36	189
	Countrywide Asset-Backed Certificates,
113	Series 2004-6, Class 2A4, VAR, 0.924%, 11/25/34	81
29	Series 2005-BC1, Class M2, VAR, 0.914%, 05/25/35	28
468	Countrywide Home Equity Loan Trust, Series 2003-C, Class A, VAR, 0.731%, 05/15/29	258
369	Fleet Home Equity Loan Trust, Series 2003-1, Class A, VAR, 0.720%, 01/20/33	229
800	HSI Asset Securitization Corp. Trust, Series 2006-OPT3, Class 3A3, VAR, 0.654%, 02/25/36 (f)	471
1,500	K2 (USA) LLC, Series 2007-2D, VAR, 0.000%, 02/15/10 (d) (f) (i) (s)	—
2,100	Links Finance LLC, VAR, 0.000%, 12/31/09 (d) (e) (f) (i) (s)	—
150	Morgan Stanley ABS Capital I, Series 2005-HE2, Class M3, VAR, 0.954%, 01/25/35	94
413	New Century Home Equity Loan Trust, Series 2004-3, Class M1, VAR, 1.094%, 11/25/34	164
	Option One Mortgage Loan Trust,
70	Series 2002-1, Class A, VAR, 1.054%, 02/25/32	47
300	Series 2005-2, Class M1, VAR, 0.914%, 05/25/35	84
123	Residential Funding Mortgage Securities II, Inc., Series 2003-HS4, Class AIB, VAR, 0.734%, 01/25/29	60
	Securitized Asset Backed Receivables LLC Trust,
500	Series 2005-OP1, Class M2, VAR, 0.924%, 01/25/35	197
62	Series 2006-OP1, Class A2B, VAR, 0.674%, 10/25/35	62
335	Wachovia Asset Securitization, Inc., Series 2004-HE1, Class A, VAR, 0.694%, 06/25/34	140
1,000	William Street Funding Corp., Series 2005-1, Class A, VAR, 1.395%, 01/23/11 (e) (i)	883
	Total Asset-Backed Securities (Cost $9,955)	3,889
	Collateralized Mortgage Obligations — 17.5%
	Agency CMO — 1.5%
	Federal Home Loan Mortgage Corp. REMICS,
981	Series 2638, Class KI, IO, 5.000%, 11/15/27	56
703	Series 2975, Class IO, IO, 5.500%, 06/15/26	23
	Federal National Mortgage Association REMICS,
843	Series 2005-51, Class KI, IO, 5.500%, 01/25/25	25
463	Series 2005-63, Class PK, IO, 5.500%, 10/25/24	8
		112
	Non-Agency CMO — 16.0%
774	Countrywide Alternative Loan Trust, Series 2006-OA21, Class A1, VAR, 0.660%, 03/20/47	313
881	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-2, Class 2A3, VAR, 0.814%, 03/25/35	301
276	Thornburg Mortgage Securities Trust, Series 2003-2, Class A1, VAR, 1.154%, 04/25/43	241
706	WaMu Mortgage Pass Through Certificates, Series 2005-AR13, Class A1A1, VAR, 0.764%, 10/25/45	342
		1,197
	Total Collateralized Mortgage Obligations (Cost $2,788)	1,309
	Commercial Mortgage-Backed Security — 0.1%
6	LB-UBS Commercial Mortgage Trust, Series 2003-C5, Class A2, 3.478%, 07/15/27 (Cost $6)	6

	Corporate Bond — 6.2%
	Electric Utilities — 6.2%
500	Pepco Holdings, Inc., VAR, 2.828%, 06/01/10 (Cost $500)	464
	Mortgage Pass-Through Securities — 17.4%
	Federal National Mortgage Association, 30 Year, Single Family,
572	5.500%, 10/01/38	587
700	TBA, 5.500%, 03/25/39	717
	Total Mortgage Pass-Through Securities (Cost $1,287)	1,304
	Total Long-Term Investments (Cost $14,536)	6,972

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   31

JPMorgan Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 16.5%
	Investment Company — 16.5%
1,241	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830% (b) (l) (m) (Cost $1,241)	1,241
	Total Investments — 109.6% (Cost $15,777)	8,213
	Liabilities in Excess of Other Assets — (9.6)%	(722)
	NET ASSETS — 100.0%	$7,491

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.0%
	Asset-Backed Securities — 0.6%
253	GSAMP Trust, Series 2005-WMC2, Class A2B, VAR, 0.734%, 11/25/35 (m)	235
325	Residential Asset Securities Corp., Series 2005-KS10, Class 1A2, VAR, 0.724%, 11/25/35 (m)	280
	Total Asset-Backed Securities (Cost $578)	515
	Collateralized Mortgage Obligations — 0.3%
	Non-Agency CMO — 0.3%
168	Adjustable Rate Mortgage Trust, Series 2005-12, Class 5A1, VAR, 0.724%, 03/25/36 (m)	78
333	Harborview Mortgage Loan Trust, Series 2005-11, Class 2A1A, VAR, 0.776%, 08/19/45 (m)	148
	Total Collateralized Mortgage Obligations (Cost $500)	226
	U.S. Treasury Obligations — 96.1%
	U.S. Treasury Inflation Indexed Bonds,
1,760	1.750%, 01/15/28	1,541
925	2.000%, 01/15/26	889
3,585	2.375%, 01/15/25	3,833
1,820	2.375%, 01/15/27	1,823
2,095	2.500%, 01/15/29	2,038
1,320	3.375%, 04/15/32 (m)	1,849
1,095	3.625%, 04/15/28 (m)	1,618
975	3.875%, 04/15/29 (m)	1,470
	U.S. Treasury Inflation Indexed Notes,
1,965	0.625%, 04/15/13	1,896
6,275	0.875%, 04/15/10	6,865
4,305	1.375%, 07/15/18	3,904
3,195	1.625%, 01/15/15	3,378
3,620	1.625%, 01/15/18	3,450
6,365	1.875%, 07/15/13	7,242
2,150	1.875%, 07/15/15	2,261
2,085	2.000%, 04/15/12	2,169
3,365	2.000%, 01/15/14	3,809
3,883	2.000%, 07/15/14	4,305
3,605	2.000%, 01/15/16	3,710
1,600	2.125%, 01/15/19	1,574
3,050	2.375%, 04/15/11	3,260
2,005	2.375%, 01/15/17	2,075
1,215	2.500%, 07/15/16	1,268
2,920	2.625%, 07/15/17	3,017
4,500	3.000%, 07/15/12 (k)	5,449
855	3.375%, 01/15/12	1,055
1,075	3.500%, 01/15/11	1,341
	Total U.S. Treasury Obligations (Cost $78,146)	77,089
	Total Long-Term Investments (Cost $79,224)	$77,830

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 1.9%
	Investment Company — 1.9%
1,536	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830% (b) (l) (m) (Cost $1,536)	1,536
	Total Investments — 98.9% (Cost $80,760)	79,366
	Other Assets in Excess of Liabilities — 1.1%	900
	NET ASSETS — 100.0%	$80,266

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   33

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	2 Year U.S. Treasury Note	06/30/09	$866	$1
9	Eurodollar	09/13/10	2,203	(1)
	Short Futures Outstanding
(23)	10 Year U.S. Treasury Note	06/19/09	(2,761)	32
(2)	U.S. Treasury Bond	06/19/09	(247)	8
(3)	2 Year U.S. Treasury Note	06/30/09	(650)	1
(26)	5 Year U.S. Treasury Note	06/30/09	(3,031)	11
				$52

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED
Credit Suisse International †	U.S. Treasury Inflation Indexed Bond, 3.875%, 04/15/29	$119.69	03/24/09	$5,000	$(104)	$—

†	Fund pays the excess of the price lock over the market price or receives the excess of the market price over the price lock at termination.

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 50.5%
	Asset-Backed Securities — 7.4%
	Countrywide Asset-Backed Certificates,
449	Series 2006-3, Class 2A2, VAR, 0.654%, 06/25/36	362
1,380	Series 2006-11, Class 1AF2, VAR, 6.017%, 09/25/46	808
	K2 (USA) LLC,
1,000	VAR, 0.000%, 02/15/10 (d) (f) (i) (s)	—
7,500	Series 2, VAR, 0.000%, 02/15/10 (d) (f) (i) (s)	—
9,500	Series 2007-2D, VAR, 0.000%, 02/15/10 (d) (f) (i) (s)	—
16,200	Links Finance LLC, VAR, 0.000%, 12/31/09 (d) (e) (f) (i) (s)	—
610	Long Beach Mortgage Loan Trust, Series 2004-3, Class M1, VAR, 1.044%, 07/25/34	226
11,900	Sigma Finance Corp., (Cayman Islands), VAR, 0.000%, 08/15/11 (d) (f) (i) (s)	—
	Total Asset-Backed Securities (Cost $48,546)	1,396
	Collateralized Mortgage Obligations — 7.7%
	Agency CMO — 0.0% (g)
	Federal Home Loan Mortgage Corp. REMICS,
10	Series 2750, Class IQ, IO, 5.000%, 10/15/21	—	(h)
28	Series 2781, Class PI, IO, 5.000%, 10/15/23	—	(h)
239	Government National Mortgage Association, Series 2004-44, Class PK, IO, 5.500%, 10/20/27	2
		2
	Non-Agency CMO — 7.7%
595	Banc of America Funding Corp., Series 2005-6, Class 2A8, 5.500%, 10/25/35	493
221	Citicorp Mortgage Securities, Inc., Series 2005-6, Class 1A6, 5.500%, 09/25/35	191
550	First Horizon Asset Securities, Inc., Series 2005-6, Class 1A1, 5.500%, 11/25/35	487
	Wells Fargo Mortgage Backed Securities Trust,
145	Series 2003-N, Class 1A4, VAR, 4.595%, 12/25/33	141
149	Series 2004-F, Class A8, VAR, 4.740%, 06/25/34	135
		1,447
	Total Collateralized Mortgage Obligations (Cost $1,657)	1,449
	Corporate Bonds — 2.0%
	Diversified Telecommunication Services — 2.0%
360	Telefonica Emisiones S.A.U., (Spain), 5.984%, 06/20/11	373
	Insurance — 0.0% (g)
1,600	Two-Rock Pass Through Trust, (Bermuda), VAR, 2.168%, 12/31/49 (e) (i) (x)	—	(h)
	Total Corporate Bonds (Cost $1,961)	373
	Foreign Government Security — 2.1%
428	National Agricultural Cooperative Federation, (South Korea), VAR, 5.750%, 06/18/14 (f) (Cost $443)	384
	U.S. Treasury Obligations — 31.3%
	U.S. Treasury Notes,
3,000	2.375%, 08/31/10 (m)	3,068
2,000	4.875%, 07/31/11 (m)	2,177
600	5.125%, 06/30/11 (m)	654
	Total U.S. Treasury Obligations (Cost $5,772)	5,899
	Total Long-Term Investments (Cost $58,379)	9,501

SHARES
Short-Term Investments — 50.1%
Investment Company — 49.5%
9,321	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830% (b) (l) (m) (Cost $9,321)	9,321

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.6%
120	U.S. Treasury Bill, 0.261%, 04/09/09 (k) (n) (Cost $120)	120
	Total Short-Term Investments (Cost $9,441)	9,441
	Total Investments — 100.6% (Cost $67,820)	18,942
	Liabilities in Excess of Other Assets — (0.6)%	(105)
	NET ASSETS — 100.0%	$18,837

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   35

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
40	2 Year U.S. Treasury Note	06/30/09	$8,664	$(9)

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 71.8%
	Asset-Backed Securities — 2.3%
426	Countrywide Asset-Backed Certificates, Series 2005-4, Class AF3, VAR, 4.456%, 10/25/35	357
631	GSAMP Trust, Series 2006-NC1, Class A2, VAR, 0.654%, 02/25/36	432
800	Home Equity Asset Trust, Series 2006-3, Class 2A3, VAR, 0.654%, 07/25/36	627
4,000	K2 (USA) LLC, Series 2007-2D, VAR, 0.000%, 02/15/10 (d) (f) (i) (s)	—
3,800	Links Finance LLC, VAR, 0.000%, 12/31/09 (d) (e) (f) (i) (s)	—
604	Residential Asset Mortgage Products, Inc., Series 2006-EFC1, Class A2, VAR, 0.674%, 02/25/36	508
652	Residential Asset Securities Corp., Series 2006-KS2, Class A3, VAR, 0.664%, 03/25/36	523
537	Securitized Asset Backed Receivables LLC Trust, Series 2006-WM1, Class A2B, VAR, 0.654%, 12/25/35	494
2,900	Sigma Finance Corp., (Cayman Islands), 0.000%, 08/15/11 (d) (f) (i) (s)	—
	Total Asset-Backed Securities (Cost $14,350)	2,941
	Collateralized Mortgage Obligations — 8.9%
	Agency CMO — 6.0%
272	Federal Home Loan Mortgage Corp. REMICS, Series 2781, Class PI, IO, 5.000%, 10/15/23	1
	Federal National Mortgage Association REMICS,
2,107	Series 2006-43, Class G, 6.500%, 09/25/33	2,163
3,199	Series 2006-63, Class AB, 6.500%, 10/25/33	3,279
2,061	Series 2006-63, Class AE, 6.500%, 10/25/33	2,113
	Government National Mortgage Association,
8	Series 2002-24, Class FA, VAR, 0.955%, 04/16/32	8
392	Series 2004-44, Class PK, IO, 5.500%, 10/20/27	2
		7,566
	Non-Agency CMO — 2.9%
3,126	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-J4, Class A4, 5.500%, 11/25/35	2,448
1,242	Residential Asset Securitization Trust, Series 2006-A8, Class 1A1, 6.000%, 08/25/36	634
583	Wells Fargo Mortgage Backed Securities Trust, Series 2003-N, Class 1A4, VAR, 4.595%, 12/25/33	564
		3,646
	Total Collateralized Mortgage Obligations (Cost $12,404)	11,212
	Commercial Mortgage-Backed Securities — 3.2%
1,033	Banc of America Commercial Mortgage, Inc., Series 2004-5, Class A2, 4.176%, 11/10/41	1,009
	CS First Boston Mortgage Securities Corp.,
575	Series 2001-CP4, Class A4, 6.180%, 12/15/35	560
659	Series 2004-C3, Class A3, 4.302%, 07/15/36	648
666	Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A2, 3.285%, 07/05/35	632
	LB-UBS Commercial Mortgage Trust,
25	Series 2003-C5, Class A2, 3.478%, 07/15/27	24
1,202	Series 2004-C2, Class A2, 3.246%, 03/15/29	1,199
	Total Commercial Mortgage-Backed Securities (Cost $4,157)	4,072
	Corporate Bonds — 16.2%
	Automobiles — 1.0%
1,300	Daimler Finance North America LLC, 5.750%, 05/18/09 (m)	1,297
	Beverages — 0.8%
1,050	Coca-Cola Enterprises, Inc., 4.250%, 09/15/10	1,063
	Capital Markets — 1.4%
600	Goldman Sachs Group, Inc. (The), 5.300%, 02/14/12	580
1,175	Morgan Stanley, 4.250%, 05/15/10	1,147
		1,727
	Commercial Banks — 0.8%
1,000	Hana Bank, (South Korea), 4.125%, 03/11/09	1,000
	Diversified Telecommunication Services — 0.8%
950	Telefonica Emisiones S.A.U., (Spain), 5.984%, 06/20/11	983
	Electric Utilities — 1.5%
	Appalachian Power Co.,
650	5.550%, 04/01/11	648
200	5.650%, 08/15/12	196
1,000	PSEG Power LLC, 3.750%, 04/01/09	1,001
		1,845
	FDIC Guaranteed Securities (˜) — 5.2%
600	Bank of America Corp., 3.125%, 06/15/12	615
600	Citigroup, Inc., 2.875%, 12/09/11	613
	General Electric Capital Corp.,
700	1.625%, 01/07/11	701
800	3.000%, 12/09/11	818
300	Goldman Sachs Group, Inc. (The), 3.250%, 06/15/12	310
600	HSBC USA, Inc., 3.125%, 12/16/11	616
400	John Deere Capital Corp., 2.875%, 06/19/12	407

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   37

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	FDIC Guaranteed Securities (˜) — Continued
1,300	Morgan Stanley, 2.900%, 12/01/10	1,331
400	SunTrust Bank, 3.000%, 11/16/11	409
700	Wells Fargo & Co., 3.000%, 12/09/11	719
		6,539
	Food & Staples Retailing — 0.6%
700	CVS/Caremark Corp., 4.000%, 09/15/09 (m)	699
	Food Products — 0.5%
600	Kraft Foods, Inc., 6.000%, 02/11/13	625
	Insurance — 0.7%
900	Allstate Corp. (The), 7.200%, 12/01/09 (m)	920
	Media — 1.4%
1,000	Comcast Cable Communications LLC, 6.750%, 01/30/11	1,036
725	Time Warner, Inc., 5.500%, 11/15/11	718
		1,754
	Multi-Utilities — 0.9%
1,150	Midamerican Energy Co., 5.650%, 07/15/12	1,186
	Oil, Gas & Consumable Fuels — 0.6%
778	Qatar Petroleum, (Qatar), 5.579%, 05/30/11 (e)	742
	Total Corporate Bonds (Cost $20,201)	20,380
	U.S. Government Agency Securities — 29.2%
	Federal Home Loan Mortgage Corp.,
3,250	3.125%, 10/25/10	3,334
7,000	3.250%, 07/16/10	7,171
18,050	5.250%, 07/18/11	19,562
6,100	Federal National Mortgage Association, 6.625%, 11/15/10	6,620
	Total U.S. Government Agency Securities (Cost $35,425)	36,687
	U.S. Treasury Obligations — 12.0%
	U.S. Treasury Notes,
10,500	1.125%, 01/15/12 (m)	10,425
4,650	1.750%, 11/15/11 (m)	4,705
	Total U.S. Treasury Obligations (Cost $15,128)	15,130
	Total Long-Term Investments (Cost $101,665)	$90,422

SHARES
Short-Term Investments — 26.3%
Investment Company — 26.0%
32,758	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830% (b) (l) (m) (Cost $32,758)	$32,758

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligations — 0.3%
	U.S. Treasury Bills,
40	0.054%, 03/05/09 (k) (n)	40
35	0.113%, 04/09/09 (k) (n)	35
265	0.232%, 04/09/09 (k) (n)	264
	(Cost $ 339)	339
	Total Short-Term Investments (Cost $33,097)	33,097
	Total Investments — 98.1% (Cost $134,762)	123,519
	Other Assets in Excess of Liabilities — 1.9%	2,376
	NET ASSETS — 100.0%	$125,895

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
106	2 Year U.S. Treasury Note	06/30/09	$22,961	$(28)

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

JPMorgan Income Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

ARS—	Argentine Peso

BRL—	Brazilian Real

CLN—	Credit Linked Notes. The credit ratings disclosed for the underlying referenced obligations, provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal and interest. The credit ratings on these securities represent the rating from a national statistical rating organization and are as of February 28, 2009. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CMO—	Collateralized Mortgage Obligation

COP—	Colombian Peso

EGP—	Egyptian Pound

FHLB—	Federal Home Loan Bank

FHLMC—	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

GNMA—	Government National Mortgage Association

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of February 28, 2009. The rate may be subject to a cap and floor.

IO—	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR—	London Interbank Offered Rate

MXN—	Mexican Peso

PIK—	Payment-in-kind

REMICS—	Real Estate Mortgage Investment Conduits

STRIPS—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB—	Step-Up Bond. The interest rate shown is the rate in effect as of February 28, 2009.

TBA—	To Be Announced

UYU—	Uruguayan Peso

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2009.

˜—	Securities are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP). Under this program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(d)—	Defaulted Security.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

	Value	Percentage
Bond Fund	$18,321	10.6%
Emerging Markets Debt Fund	450	0.2
Enhanced Income Fund	471	5.7
Short Term Bond Fund	384	2.0
Short Term Bond Fund II	—	—

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of February 28, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements and forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(o)—	CLN issuer is in bankruptcy.

(r)—	Rates shown are per annum and payments are as described.

(s)—	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   39

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2009

(Amounts in thousands, except per share amounts)

	Bond Fund	Emerging Markets Debt Fund		Enhanced Income Fund
ASSETS:
Investments in non-affiliates, at value	$160,054	$204,938		$6,972
Investments in affiliates, at value	13,208	6,767		1,241
Total investment securities, at value	173,262	211,705		8,213
Cash	8	—		—
Foreign currency, at value	7	56		—
Deposits at broker for foreign futures contracts	342	—		—
Receivables:
Investment securities sold	18,532	3,284		—
Fund shares sold	104	69		3
Interest and dividends	1,253	6,751		23
Variation margin on futures contracts	29	24		—
Outstanding swap contracts, at value	1,579	4,736		—
Due from Advisor	24	—		20
Total Assets	195,140	226,625		8,259

LIABILITIES:
Payables:
Due to custodian	—	—	(b)	—
Dividends	69	908		3
Investment securities purchased	63,732	7,135		715
Fund shares redeemed	202	1,172		—
Variation margin on futures contracts	56	183		—
Outstanding options written, at value	209	—		—
Outstanding swap contracts, at value	3,673	17,458		—
Accrued liabilities:
Investment advisory fees	5	112		—
Administration fees	9	6		—
Shareholder servicing fees	12	29		—
Distribution fees	6	2		—
Custodian and accounting fees	16	31		6
Trustees’ and Chief Compliance Officer’s fees	3	3		2
Other	249	53		42
Total Liabilities	68,241	27,092		768
Net Assets	$126,899	$199,533		$7,491

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund
NET ASSETS:
Paid in capital	$416,456	$317,471	$39,413
Accumulated undistributed (distributions in excess of) net investment income	(3,176)	37	(127)
Accumulated net realized gains (losses)	(211,480)	(37,360)	(24,231)
Net unrealized appreciation (depreciation)	(74,901)	(80,615)	(7,564)
Total Net Assets	$126,899	$199,533	$7,491

Net Assets:
Class A	$11,780	$4,025	$—
Class B	2,279	—	—
Class C	4,285	2,253	—
Class R5	—	15,046	—
Select Class	45,314	178,209	—
Institutional Class	17,873	—	7,491
Ultra	45,368	—	—
Total	$126,899	$199,533	$7,491

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,870	725	—
Class B	365	—	—
Class C	682	406	—
Class R5	—	2,706	—
Select Class	7,275	32,062	—
Institutional Class	2,871	—	1,150
Ultra	7,286	—	—

Net Asset Value:
Class A — Redemption price per share	$6.30	$5.56	$—
Class B — Offering price per share (a)	6.25	—	—
Class C — Offering price per share (a)	6.29	5.55	—
Class R5 — Offering and redemption price per share	—	5.56	—
Select Class — Offering and redemption price per share	6.23	5.56	—
Institutional Class — Offering and redemption price per share	6.23	—	6.52
Ultra — Offering and redemption price per share	6.23	—	—
Class A maximum sales charge	3.75%	3.75%	—
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$6.55	$5.78	$—

Cost of investments in non-affiliates	$234,637	$272,400	$14,536
Cost of investments in affiliates	13,208	6,767	1,241
Cost of foreign currency	10	57	—
Premiums received from options written	50	—	—
Premiums paid on swaps	584	—	—
Premiums received from swaps	2,348	—	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   41

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands, except per share amounts)

	Real Return Fund	Short Term Bond Fund		Short Term Bond Fund II
ASSETS:
Investments in non-affiliates, at value	$77,830	$9,621		$90,761
Investments in affiliates, at value	1,536	9,321		32,758
Total investment securities, at value	79,366	18,942		123,519
Cash	—	—	(b)	—
Foreign currency, at value	2	—	(b)	—
Deposits at broker for foreign futures contracts	—	—		—	(b)
Receivables:
Investment securities sold	—	—		2,419
Fund shares sold	1,389	103		17
Interest and dividends	289	82		656
Variation margin on futures contracts	7	11		35
Due from Advisor	6	18		—
Total Assets	81,059	19,156		126,646

LIABILITIES:
Payables:
Due to custodian	68	—		5
Due to custodian for foreign currency	—	—		—	(b)
Dividends	—	94		329
Fund shares redeemed	471	67		76
Variation margin on futures contracts	7	—		—
Outstanding swap contracts, at value	104	—		—
Accrued liabilities:
Investment advisory fees	—	—		21
Administration fees	—	7		7
Shareholder servicing fees	6	2		13
Distribution fees	6	1		33
Custodian and accounting fees	52	8		9
Trustees’ and Chief Compliance Officer’s fees	—	7		7
Other	79	133		251
Total Liabilities	793	319		751
Net Assets	$80,266	$18,837		$125,895

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Real Return Fund	Short Term Bond Fund	Short Term Bond Fund II
NET ASSETS:
Paid in capital	$88,857	$143,193	$186,233
Accumulated undistributed (distributions in excess of) net investment income	1	(812)	(374)
Accumulated net realized gains (losses)	(7,148)	(74,657)	(48,693)
Net unrealized appreciation (depreciation)	(1,444)	(48,887)	(11,271)
Total Net Assets	$80,266	$18,837	$125,895

Net Assets:
Class A	$9,090	$2,657	$6,456
Class C	7,848	—	—
Class M	—	—	113,828
Select Class	38,458	6,232	5,611
Institutional Class	24,870	9,948	—
Total	$80,266	$18,837	$125,895

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,054	428	737
Class C	915	—	—
Class M	—	—	13,000
Select Class	4,439	1,004	640
Institutional Class	2,866	1,602	—

Net Asset Value:
Class A — Redemption price per share	$8.63	$6.21	$8.76
Class C — Offering price per share (a)	8.58	—	—
Class M — Offering price per share	—	—	8.76
Select Class — Offering and redemption price per share	8.66	6.21	8.77
Institutional Class — Offering and redemption price per share	8.68	6.21	—
Class A maximum sales charge	3.75%	2.25%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$8.97	$6.35	$8.96
Class M maximum sales charge	—	—	1.50%
Class M maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$—	$—	$8.90

Cost of investments in non-affiliates	$79,224	$58,499	$102,004
Cost of investments in affiliates	1,536	9,321	32,758
Cost of foreign currency	— (b)	— (b)	— (b)

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   43

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2009

(Amounts in thousands)

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$40,205	$23,236	$1,609
Dividend income from non-affiliates	93	—	—
Interest income from affiliates	16	—	—
Dividend income from affiliates (a)	484	423	293
Foreign taxes withheld	—	38	—
Total investment income	40,798	23,697	1,902

EXPENSES:
Investment advisory fees	1,929	1,893	134
Administration fees	660	283	55
Distribution fees:
Class A	43	22	—
Class B	23	—	—
Class C	41	30	—
Shareholder servicing fees:
Class A	43	22	—
Class B	8	—	—
Class C	14	10	—
Class R5	—	10	—
Select Class	895	595	—
Institutional Class	151	—	53
Custodian and accounting fees	157	137	31
Interest expense to affiliates	10	—	—
Professional fees	148	99	76
Trustees’ and Chief Compliance Officer’s fees	10	4	1
Printing and mailing costs	75	20	3
Registration and filing fees	92	61	11
Transfer agent fees	230	114	3
Other	85	30	10
Total expenses	4,614	3,330	377
Less amounts waived	(796)	(49)	(234)
Less earnings credits	(4)	(1)	— (b)
Less expense reimbursements	(55)	—	(36)
Net expenses	3,759	3,280	107
Net investment income (loss)	37,039	20,417	1,795

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(191,705)	$(26,011)	$(12,962)
Investments in affiliates	(778)	—	—
Securities sold short	(2,405)	—	(56)
Futures	(8,330)	3,197	115
Foreign currency transactions	(75)	(3,267)	—
Written options	207	—	—
Swaps	(10,718)	(11,755)	(82)
Payments by affiliates (See Note 3)	249	—	—
Net realized gain (loss)	(213,555)	(37,836)	(12,985)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	11,348	(69,104)	8
Investments in affiliates	585	—	—
Futures	(2,718)	(1,070)	(69)
Foreign currency translations	462	375	—
Written options	4,594	—	—
Securities sold short	224	—	(7)
Swaps	(406)	(7,819)	(121)
Change in net unrealized appreciation (depreciation)	14,089	(77,618)	(189)
Net realized/unrealized gains (losses)	(199,466)	(115,454)	(13,174)
Change in net assets resulting from operations	$(162,427)	$(95,037)	$(11,379)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   45

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

	Real Return Fund	Short Term Bond Fund	Short Term Bond Fund II
INVESTMENT INCOME:
Interest income from non-affiliates	$1,748	$18,299	$7,570
Interest income from affiliates	—	51	9
Dividend income from affiliates (a)	89	384	422
Total investment income	1,837	18,734	8,001

EXPENSES:
Investment advisory fees	281	917	469
Administration fees	85	374	196
Distribution fees:
Class A	20	17	38
Class C	69	—	—
Class M	—	—	451
Shareholder servicing fees:
Class A	20	17	38
Class C	23	—	—
Class M	—	—	322
Select Class	133	707	108
Institutional Class	10	77	—
Custodian and accounting fees	132	51	56
Interest expense to affiliates	2	1	—
Professional fees	112	110	119
Trustees’ and Chief Compliance Officer’s fees	1	4	3
Printing and mailing costs	5	37	88
Registration and filing fees	56	22	39
Transfer agent fees	58	48	62
Other	61	47	80
Total expenses	1,068	2,429	2,069
Less amounts waived	(436)	(529)	(448)
Less earnings credits	(1)	(3)	(1)
Less expense reimbursements	(27)	(59)	—
Net expenses	604	1,838	1,620
Net investment income (loss)	1,233	16,896	6,381

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Real Return Fund	Short Term Bond Fund	Short Term Bond Fund II
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(1,497)	$(53,052)	$(18,969)
Investments in affiliates	—	(802)	(144)
Securities sold short	311	1,845	—
Futures	(737)	(4,015)	1,040
Foreign currency transactions	28	(14)	—
Written options	(1,575)	1,796	145
Swaps	(1,878)	3,326	(255)
Net realized gain (loss)	(5,348)	(50,916)	(18,183)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(6,075)	(10,557)	867
Investments in affiliates	—	(63)	(5)
Futures	4	(411)	(329)
Foreign currency translations	(9)	(6)	—
Written options	278	2,156	374
Securities sold short	(59)	(1,942)	—
Swaps	123	(9,720)	(1,382)
Change in net unrealized appreciation (depreciation)	(5,738)	(20,543)	(475)
Net realized/unrealized gains (losses)	(11,086)	(71,459)	(18,658)
Change in net assets resulting from operations	$(9,853)	$(54,563)	$(12,277)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   47

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Bond Fund		Emerging Markets Debt Fund		Enhanced Income Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$37,039	$117,741	$20,417	$17,161	$1,795	$8,234
Net realized gain (loss)	(213,555)	(12,726)	(37,836)	513	(12,985)	(3,805)
Change in net unrealized appreciation (depreciation)	14,089	(116,371)	(77,618)	(8,893)	(189)	(7,554)
Change in net assets resulting from operations	(162,427)	(11,356)	(95,037)	8,781	(11,379)	(3,125)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,164)	(1,302)	(547)	(543)	—	—
From net realized gains	—	—	—	(205)	—	—
Class B
From net investment income	(191)	(173)	—	—	—	—
Class C
From net investment income	(338)	(306)	(224)	(217)	—	—
From net realized gains	—	—	—	(79)	—	—
Class R5
From net investment income	—	—	(1,261)	(1,294)	—	—
From net realized gains	—	—	—	(363)	—	—
Select Class
From net investment income	(20,800)	(82,232)	(15,199)	(14,385)	—	—
From net realized gains	—	—	—	(4,326)	—	—
Institutional Class
From net investment income	(9,762)	(21,498)	—	—	(1,743)	(8,070)
From net realized gains	—	—	—	—	—	(189)
Ultra
From net investment income	(7,508)	(9,393)	—	—	—	—
Total distributions to shareholders	(39,763)	(114,904)	(17,231)	(21,412)	(1,743)	(8,259)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(1,350,461)	(244,149)	11,079	175,875	(82,565)	(68,540)

NET ASSETS:
Change in net assets	(1,552,651)	(370,409)	(101,189)	163,244	(95,687)	(79,924)
Beginning of period	1,679,550	2,049,959	300,722	137,478	103,178	183,102
End of period	$126,899	$1,679,550	$199,533	$300,722	$7,491	$103,178
Accumulated undistributed (distributions in excess of) net investment income	$(3,176)	$8,104	$37	$970	$(127)	$(173)

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Real Return Fund		Short Term Bond Fund		Short Term Bond Fund II
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,233	$3,897	$16,896	$85,886	$6,381	$14,171
Net realized gain (loss)	(5,348)	585	(50,916)	(28,575)	(18,183)	3,124
Change in net unrealized appreciation (depreciation)	(5,738)	4,183	(20,543)	(32,299)	(475)	(8,617)
Change in net assets resulting from operations	(9,853)	8,665	(54,563)	25,012	(12,277)	8,678
Net equalization credits (debits)	—	—	—	—	(147)	(204)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(345)	(63)	(419)	(548)	(558)	(1,177)
Class C
From net investment income	(383)	(23)	—	—	—	—
Class M
From net investment income	—	—	—	—	(4,395)	(6,753)
Select Class
From net investment income	(2,440)	(3,530)	(11,005)	(63,417)	(1,629)	(6,250)
Institutional Class
From net investment income	(320)	(359)	(3,630)	(21,722)	—	—
Total distributions to shareholders	(3,488)	(3,975)	(15,054)	(85,687)	(6,582)	(14,180)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	15,912	4,482	(983,540)	(520,629)	(104,896)	(96,618)

NET ASSETS:
Change in net assets	2,571	9,172	(1,053,157)	(581,304)	(123,902)	(102,324)
Beginning of period	77,695	68,523	1,071,994	1,653,298	249,797	352,121
End of period	$80,266	$77,695	$18,837	$1,071,994	$125,895	$249,797
Accumulated undistributed (distributions in excess of) net investment income	$1	$338	$(812)	$2,585	$(374)	$(144)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   49

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Bond Fund		Emerging Markets Debt Fund		Enhanced Income Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,387	$20,591	$8,860	$15,321	$—	$—
Dividends and distributions reinvested	964	1,043	444	579	—	—
Cost of shares redeemed	(15,363)	(14,713)	(9,554)	(9,276)	—	—
Redemption fees	—	—	1	1	—	—
Change in net assets from Class A capital transactions	$(8,012)	$6,921	$(249)	$6,625	$—	$—
Class B
Proceeds from shares issued	$513	$2,256	$—	$—	$—	$—
Dividends and distributions reinvested	132	124	—	—	—	—
Cost of shares redeemed	(1,435)	(1,593)	—	—	—	—
Change in net assets from Class B capital transactions	$(790)	$787	$—	$—	$—	$—
Class C
Proceeds from shares issued	$2,667	$6,191	$1,025	$4,511	$—	$—
Dividends and distributions reinvested	231	186	171	237	—	—
Cost of shares redeemed	(4,406)	(3,436)	(2,502)	(710)	—	—
Redemption fees	—	—	— (a)	1	—	—
Change in net assets from Class C capital transactions	$(1,508)	$2,941	$(1,306)	$4,039	$—	$—
Class R5
Proceeds from shares issued	$—	$—	$4,330	$14,037	$—	$—
Dividends and distributions reinvested	—	—	1,261	1,657	—	—
Cost of shares redeemed	—	—	(4,485)	(935)	—	—
Redemption fees	—	—	2	4	—	—
Change in net assets from Class R5 capital transactions	$—	$—	$1,108	$14,763	$—	$—
Select Class
Proceeds from shares issued	$65,691	$716,798	$114,105	$198,351	$—	$—
Dividends and distributions reinvested	9,713	26,966	2,475	6,144	—	—
Cost of shares redeemed	(676,824)	(995,991)	(105,074)	(54,085)	—	—
Redemptions in-kind (Note 8)	(359,837)	—	—	—	—	—
Redemption fees	—	—	20	38	—	—
Change in net assets from Select Class capital transactions	$(961,257)	$(252,227)	$11,526	$150,448	$—	$—
Institutional Class
Proceeds from shares issued	$25,244	$166,454	$—	$—	$313	$94,077
Dividends and distributions reinvested	7,819	13,089	—	—	1,140	5,748
Cost of shares redeemed	(265,784)	(205,895)	—	—	(84,018)	(168,365)
Redemptions in-kind (Note 8)	(51,776)	—	—	—	—	—
Change in net assets from Institutional Class capital transactions	$(284,497)	$(26,352)	$—	$—	$(82,565)	$(68,540)
Ultra
Proceeds from shares issued	$25,798	$46,145	$—	$—	$—	$—
Dividends and distributions reinvested	5,553	5,205	—	—	—	—
Cost of shares redeemed	(78,541)	(27,569)	—	—	—	—
Redemptions in-kind (Note 8)	(47,207)	—	—	—	—	—
Change in net assets from Ultra capital transactions	$(94,397)	$23,781	$—	$—	$—	$—

Total change in net assets from capital transactions	$(1,350,461)	$(244,149)	$11,079	$175,875	$(82,565)	$(68,540)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Bond Fund		Emerging Markets Debt Fund		Enhanced Income Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Class A
Issued	859	2,226	1,093	1,738	—	—
Reinvested	130	114	61	68	—	—
Redeemed	(2,004)	(1,611)	(1,397)	(1,085)	—	—
Change in Class A Shares	(1,015)	729	(243)	721	—	—
Class B
Issued	73	247	—	—	—	—
Reinvested	18	14	—	—	—	—
Redeemed	(193)	(176)	—	—	—	—
Change in Class B Shares	(102)	85	—	—	—	—
Class C
Issued	355	675	131	515	—	—
Reinvested	31	21	23	28	—	—
Redeemed	(570)	(378)	(361)	(83)	—	—
Change in Class C Shares	(184)	318	(207)	460	—	—
Class R5
Issued	—	—	623	1,586	—	—
Reinvested	—	—	177	193	—	—
Redeemed	—	—	(748)	(106)	—	—
Change in Class R5 Shares	—	—	52	1,673	—	—
Select Class
Issued	7,936	78,063	16,293	22,695	—	—
Reinvested	1,240	2,987	337	717	—	—
Redeemed	(82,575)	(110,580)	(16,058)	(6,279)	—	—
Redemptions in-kind (Note 8)	(46,611)	—	—	—	—	—
Change in Select Class Shares	(120,010)	(29,530)	572	17,133	—	—
Institutional Class
Issued	3,033	18,319	—	—	37	9,634
Reinvested	989	1,449	—	—	141	602
Redeemed	(34,265)	(22,790)	—	—	(10,507)	(17,529)
Redemptions in-kind (Note 8)	(6,707)	—	—	—	—	—
Change in Institutional Class Shares	(36,950)	(3,022)	—	—	(10,329)	(7,293)
Ultra
Issued	3,216	5,126	—	—	—	—
Reinvested	754	576	—	—	—	—
Redeemed	(10,620)	(3,082)	—	—	—	—
Redemptions in-kind (Note 8)	(6,115)	—	—	—	—	—
Change in Ultra Shares	(12,765)	2,620	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   51

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Real Return Fund		Short Term Bond Fund		Short Term Bond Fund II
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,505	$4,834	$2,048	$10,776	$1,537	$6,310
Dividends and distributions reinvested	316	49	375	514	533	1,118
Cost of shares redeemed	(6,496)	(481)	(7,941)	(8,426)	(16,779)	(8,955)
Change in net assets from Class A capital transactions	$5,325	$4,402	$(5,518)	$2,864	$(14,709)	$(1,527)
Class C
Proceeds from shares issued	$13,575	$3,908	$—	$—	$—	$—
Dividends and distributions reinvested	283	20	—	—	—	—
Cost of shares redeemed	(8,381)	(26)	—	—	—	—
Change in net assets from Class C capital transactions	$5,477	$3,902	$—	$—	$—	$—
Class M
Proceeds from shares issued	$—	$—	$—	$—	$9	$1
Dividends and distributions reinvested	—	—	—	—	— (a)	— (a)
Cost of shares redeemed	—	—	—	—	(17,482)	(28,875)
Change in net assets from Class M capital transactions	$—	$—	$—	$—	$(17,473)	$(28,874)
Select Class
Proceeds from shares issued	$4,476	$4,331	$61,453	$500,278	$211	$8,986
Dividends and distributions reinvested	2,438	3,530	884	3,886	73	272
Cost of shares redeemed	(21,227)	(12,106)	(563,135)	(816,136)	(72,998)	(75,475)
Redemptions in-kind (Note 8)	—	—	(275,799)	—	—	—
Change in net assets from Select Class capital transactions	$(14,313)	$(4,245)	$(776,597)	$(311,972)	$(72,714)	$(66,217)
Institutional Class
Proceeds from shares issued	$20,317	$363	$30,453	$128,940	$—	$—
Dividends and distributions reinvested	83	60	2,213	11,725	—	—
Cost of shares redeemed	(977)	—	(175,293)	(352,186)	—	—
Redemptions in-kind (Note 8)	—	—	(58,798)	—	—	—
Change in net assets from Institutional Class capital transactions	$19,423	$423	$(201,425)	$(211,521)	$—	$—

Total change in net assets from capital transactions	$15,912	$4,482	$(983,540)	$(520,629)	$(104,896)	$(96,618)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Real Return Fund		Short Term Bond Fund		Short Term Bond Fund II
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Class A
Issued	1,209	490	265	1,148	164	642
Reinvested	33	5	48	55	58	115
Redeemed	(699)	(50)	(1,076)	(906)	(1,830)	(916)
Change in Class A Shares	543	445	(763)	297	(1,608)	(159)
Class C
Issued	1,394	397	—	—	—	—
Reinvested	30	2	—	—	—	—
Redeemed	(908)	(3)	—	—	—	—
Change in Class C Shares	516	396	—	—	—	—
Class M
Issued	—	—	—	—	— (a)	— (a)
Reinvested	—	—	—	—	— (a)	— (a)
Redeemed	—	—	—	—	(1,910)	(2,950)
Change in Class M Shares	—	—	—	—	(1,910)	(2,950)
Select Class
Issued	458	460	7,091	52,766	23	914
Reinvested	255	372	106	415	8	28
Redeemed	(2,334)	(1,244)	(64,673)	(87,596)	(7,969)	(7,736)
Redemptions in-kind (Note 8)	—	—	(32,032)	—	—	—
Change in Select Class Shares	(1,621)	(412)	(89,508)	(34,415)	(7,938)	(6,794)
Institutional Class
Issued	2,283	38	3,536	13,637	—	—
Reinvested	9	7	271	1,250	—	—
Redeemed	(110)	—	(20,249)	(37,736)	—	—
Redemptions in-kind (Note 8)	—	—	(6,837)	—	—	—
Change in Institutional Class Shares	2,182	45	(23,279)	(22,849)	—	—

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   53

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED FEBRUARY 28, 2009

(Amounts in thousands)

Bond Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net decrease in net assets from operations	$(162,427)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(10,301,817)
Proceeds from disposition of investment securities	13,175,112
Covers of investment securities sold short	(10,866,308)
Proceeds from disposition of investment securities sold short	9,123,532
Sales of short-term investments, net	20,182
Decrease in premiums received on written options	(25,090)
Decrease in premiums paid/received on swaps	(2,468)
Unrealized appreciation/depreciation on swap contracts	406
Unrealized appreciation/depreciation on investments	(11,933)
Unrealized appreciation/depreciation on securities sold short	(224)
Unrealized appreciation/depreciation on foreign currency translations	(462)
Unrealized appreciation/depreciation on written options	(4,594)
Realized gain/loss on investments	192,483
Realized gain/loss on investment securities sold short	2,405
Realized gain/loss on swap contracts	10,718
Realized gain/loss on written options	(207)
Decrease in deposits with broker for futures contracts	(160)
Increase in due from Advisor and Affiliates	(24)
Decrease in receivable for investments sold	3,154,774
Decrease in interest and dividends receivable	13,291
Decrease in variation margin receivable	10,439
Decrease in payable for investments purchased	(3,299,066)
Decrease in dividends and distributions payable	(2,665)
Decrease in variation margin payable	(7,653)
Decrease in accrued expenses and other liabilities	(801)
Net (amortization)/accretion of income	(11)
Net cash provided (used) by operating activities	1,017,432

Cash flows provided (used) by financing activities:
Net proceeds from shares issued	130,346
Net cost of shares redeemed	(1,135,229)
Cash distributions paid to shareholders (net of reinvestments of $24,412)	(15,351)
Net cash provided (used) by financing activities	(1,020,234)
Net decrease in cash	(2,802)

Cash:
Beginning of period (including foreign currency of $891)	2,817
End of period (including foreign currency of $7)	$15

Supplemental disclosure of cash flow information:

Non cash operating and financing activities not included herein consist of a redemption in-kind of approximately $390,196,000.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions
Bond Fund
Class A
Year Ended February 28, 2009	$8.87	$0.43	(f)	$(2.47)	$(2.04)	$(0.53)	$—	$—		$(0.53)
Year Ended February 29, 2008	9.40	0.47		(0.54)	(0.07)	(0.46)	—	—		(0.46)
September 1, 2006 through February 28, 2007 (e)	9.29	0.22		0.12	0.34	(0.23)	—	—		(0.23)
Year Ended August 31, 2006	9.85	0.41		(0.28)	0.13	(0.42)	(0.27)	—		(0.69)
Year Ended August 31, 2005	10.05	0.36		0.13	0.49	(0.39)	(0.30)	—		(0.69)
Year Ended August 31, 2004	10.03	0.32		0.32	0.64	(0.32)	(0.30)	—		(0.62)
Class B
Year Ended February 28, 2009	8.80	0.37	(f)	(2.44)	(2.07)	(0.48)	—	—		(0.48)
Year Ended February 29, 2008	9.34	0.41		(0.55)	(0.14)	(0.40)	—	—		(0.40)
September 1, 2006 through February 28, 2007 (e)	9.23	0.19		0.12	0.31	(0.20)	—	—		(0.20)
Year Ended August 31, 2006	9.78	0.36		(0.28)	0.08	(0.36)	(0.27)	—		(0.63)
Year Ended August 31, 2005	9.97	0.29		0.12	0.41	(0.30)	(0.30)	—		(0.60)
Year Ended August 31, 2004	9.95	0.25		0.32	0.57	(0.25)	(0.30)	—	(g)	(0.55)
Class C
Year Ended February 28, 2009	8.85	0.37	(f)	(2.45)	(2.08)	(0.48)	—	—		(0.48)
Year Ended February 29, 2008	9.39	0.42		(0.56)	(0.14)	(0.40)	—	—		(0.40)
September 1, 2006 through February 28, 2007 (e)	9.27	0.19		0.13	0.32	(0.20)	—	—		(0.20)
Year Ended August 31, 2006	9.83	0.32		(0.25)	0.07	(0.36)	(0.27)	—		(0.63)
Year Ended August 31, 2005	10.03	0.28		0.12	0.40	(0.30)	(0.30)	—		(0.60)
Year Ended August 31, 2004	10.01	0.24		0.33	0.57	(0.25)	(0.30)	—		(0.55)
Select Class
Year Ended February 28, 2009	8.78	0.47	(f)	(2.49)	(2.02)	(0.53)	—	—		(0.53)
Year Ended February 29, 2008	9.31	0.48		(0.54)	(0.06)	(0.47)	—	—		(0.47)
September 1, 2006 through February 28, 2007 (e)	9.20	0.23		0.12	0.35	(0.24)	—	—		(0.24)
Year Ended August 31, 2006	9.76	0.42		(0.28)	0.14	(0.43)	(0.27)	—		(0.70)
Year Ended August 31, 2005	9.97	0.36		0.13	0.49	(0.40)	(0.30)	—		(0.70)
Year Ended August 31, 2004	9.94	0.33		0.33	0.66	(0.33)	(0.30)	—		(0.63)
Institutional Class
Year Ended February 28, 2009	8.77	0.46	(f)	(2.45)	(1.99)	(0.55)	—	—		(0.55)
Year Ended February 29, 2008	9.31	0.50		(0.56)	(0.06)	(0.48)	—	—		(0.48)
September 1, 2006 through February 28, 2007 (e)	9.19	0.22		0.14	0.36	(0.24)	—	—		(0.24)
Year Ended August 31, 2006	9.75	0.46		(0.31)	0.15	(0.44)	(0.27)	—		(0.71)
Year Ended August 31, 2005	9.96	0.38		0.13	0.51	(0.42)	(0.30)	—		(0.72)
Year Ended August 31, 2004	9.94	0.35		0.32	0.67	(0.35)	(0.30)	—		(0.65)
Ultra
Year Ended February 28, 2009	8.77	0.46	(f)	(2.45)	(1.99)	(0.55)	—	—		(0.55)
Year Ended February 29, 2008	9.31	0.51		(0.56)	(0.05)	(0.49)	—	—		(0.49)
September 1, 2006 through February 28, 2007 (e)	9.20	0.24		0.12	0.36	(0.25)	—	—		(0.25)
Year Ended August 31, 2006	9.76	0.48		(0.32)	0.16	(0.45)	(0.27)	—		(0.72)
Year Ended August 31, 2005	9.97	0.32		0.20	0.52	(0.43)	(0.30)	—		(0.73)
Year Ended August 31, 2004	9.95	0.36		0.32	0.68	(0.36)	(0.30)	—		(0.66)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	Calculated based on average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Without this payment, the total return for Class A, Class B, Class C, Select Class, Institutional Class and Ultra would have been (23.81)%, (24.27)%, (24.24)%, (23.75)%, (23.65)% and (23.59)%, respectively, and the net realized and unrealized gains (losses) on investments per share for Class B, Class C, Institutional Class and Ultra would have been $(2.45), $(2.46), $(2.47) and $(2.46), respectively. There was no impact to the net realized and unrealized gains (losses) on investments per share for Class A and Select Class.

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$6.30	(23.69	)%(h)	$11,780	0.75%	5.57%	1.12%	744%
8.87	(0.82)		25,579	0.75	5.22	0.97	821
9.40	3.72		20,271	0.75	4.89	0.95	357
9.29	1.42		13,632	0.75	4.55	0.97	711
9.85	5.06		5,963	0.75	3.63	1.31	559
10.05	6.61		3,004	0.75	3.19	1.88	571

6.25	(24.14	)(h)	2,279	1.40	4.92	1.62	744
8.80	(1.58)		4,113	1.40	4.56	1.47	821
9.34	3.42		3,564	1.40	4.23	1.45	357
9.23	0.90		2,814	1.40	3.99	1.47	711
9.78	4.23		2,283	1.44	2.93	1.90	559
9.97	5.89		1,972	1.50	2.48	2.36	571

6.29	(24.12	)(h)	4,285	1.40	4.91	1.62	744
8.85	(1.54)		7,659	1.40	4.57	1.47	821
9.39	3.53		5,146	1.40	4.26	1.45	357
9.27	0.87		2,574	1.39	3.90	1.46	711
9.83	4.13		425	1.42	2.96	1.82	559
10.03	5.84		211	1.50	2.45	2.36	571

6.23	(23.63	)(h)	45,314	0.65	5.74	0.76	744
8.78	(0.71)		1,116,991	0.65	5.31	0.71	821
9.31	3.81		1,459,959	0.65	4.97	0.70	357
9.20	1.55		1,310,157	0.65	4.69	0.71	711
9.76	5.12		202,659	0.66	3.72	0.74	559
9.97	6.88		188,775	0.66	3.33	0.78	571

6.23	(23.40	)(h)	17,873	0.49	5.75	0.62	744
8.77	(0.68)		349,342	0.49	5.47	0.56	821
9.31	3.99		398,771	0.49	5.15	0.55	357
9.19	1.70		265,279	0.49	4.91	0.58	711
9.75	5.33		259,697	0.49	3.85	0.59	559
9.96	6.96		318,100	0.49	3.51	0.62	571

6.23	(23.34	)(h)	45,368	0.40	5.88	0.58	744
8.77	(0.56)		175,866	0.40	5.56	0.47	821
9.31	3.95		162,248	0.40	5.23	0.45	357
9.20	1.80		145,624	0.40	5.00	0.48	711
9.76	5.45		126,272	0.40	3.90	0.51	559
9.97	7.05		380,794	0.40	3.59	0.56	571

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions
Emerging Markets Debt Fund
Class A
Year Ended February 28, 2009	$8.41	$0.55	$(2.97)	$(2.42)	$(0.43)	$—	$—	$(0.43)
Year Ended February 29, 2008	8.73	0.54	(0.18)	0.36	(0.53)	(0.15)	—	(0.68)
September 1, 2006 through February 28, 2007 (e)	8.39	0.21	0.37	0.58	(0.21)	(0.03)	—	(0.24)
June 30, 2006 (f) through August 31, 2006	7.93	0.08	0.46	0.54	(0.08)	—	—	(0.08)

Class C
Year Ended February 28, 2009	8.40	0.50	(2.95)	(2.45)	(0.40)	—	—	(0.40)
Year Ended February 29, 2008	8.73	0.50	(0.19)	0.31	(0.49)	(0.15)	—	(0.64)
September 1, 2006 through February 28, 2007 (e)	8.39	0.20	0.36	0.56	(0.19)	(0.03)	—	(0.22)
June 30, 2006 (f) through August 31, 2006	7.93	0.07	0.47	0.54	(0.08)	—	—	(0.08)

Class R5
Year Ended February 28, 2009	8.42	0.56	(2.96)	(2.40)	(0.46)	—	—	(0.46)
Year Ended February 29, 2008	8.73	0.60	(0.19)	0.41	(0.57)	(0.15)	—	(0.72)
September 1, 2006 through February 28, 2007 (e)	8.39	0.24	0.36	0.60	(0.23)	(0.03)	—	(0.26)
May 15, 2006 (f) through August 31, 2006	8.07	0.14	0.33	0.47	(0.15)	—	—	(0.15)

Select Class
Year Ended February 28, 2009	8.42	0.54	(2.95)	(2.41)	(0.45)	—	—	(0.45)
Year Ended February 29, 2008	8.74	0.56	(0.18)	0.38	(0.55)	(0.15)	—	(0.70)
September 1, 2006 through February 28, 2007 (e)	8.39	0.21	0.39	0.60	(0.22)	(0.03)	—	(0.25)
Year Ended August 31, 2006	9.29	0.45	0.42	0.87	(0.46)	(1.35)	—	(1.81)
Year Ended August 31, 2005	9.58	0.61	1.08	1.69	(0.67)	(1.31)	—	(1.98)
Year Ended August 31, 2004	9.02	0.67	0.60	1.27	(0.71)	—	—	(0.71)

Enhanced Income Fund
Institutional Class
Year Ended February 28, 2009	8.99	0.22	(2.38)	(2.16)	(0.31)	—	—	(0.31)
Year Ended February 29, 2008	9.75	0.53	(0.76)	(0.23)	(0.51)	—	(0.02)	(0.53)
September 1, 2006 through February 28, 2007 (e)	9.76	0.27	(0.01)	0.26	(0.27)	—	—	(0.27)
Year Ended August 31, 2006	9.82	0.50	(0.06)	0.44	(0.50)	—	—	(0.50)
Year Ended August 31, 2005	9.84	0.28	(0.02)	0.26	(0.28)	—	—	(0.28)
Year Ended August 31, 2004	9.86	0.14	(0.02)	0.12	(0.14)	—	—	(0.14)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	Commencement of offering of class of shares.

(g)	Amount rounds to less than $0.01.

(h)	Voluntary contribution from Advisor. The total return without the voluntary contribution would have been 10.46%.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

					Ratios/Supplemental data
							Ratios to average net assets (a)
Contribution from affiliate		Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—		$—	(g)	$5.56	(29.80)%	$4,025	1.45%		7.18%	1.46%	63%
—		—	(g)	8.41	4.22	8,140	1.47		7.22	1.47	80
—		—	(g)	8.73	6.96	2,154	1.50		5.20	1.59	68
—		—	(g)	8.39	6.82	41	1.50		6.17	1.71	270

—		—	(g)	5.55	(30.18)	2,253	1.95		6.60	1.96	63
—		—	(g)	8.40	3.63	5,154	1.97		6.50	1.98	80
—		—	(g)	8.73	6.73	1,332	2.00		4.66	2.09	68
—		—	(g)	8.39	6.77	27	2.00		5.87	2.20	270

—		—	(g)	5.56	(29.54)	15,046	1.01		7.77	1.03	63
—		—	(g)	8.42	4.79	22,347	1.02		7.25	1.03	80
—		—	(g)	8.73	7.15	8,571	1.05		5.42	1.14	68
—		—	(g)	8.39	5.88	2,426	1.05		7.23	1.23	270

—		—	(g)	5.56	(29.67)	178,209	1.21		7.55	1.23	63
—		—	(g)	8.42	4.48	265,081	1.22		7.10	1.23	80
—		—	(g)	8.74	7.17	125,421	1.25		4.98	1.35	68
0.04	(h)	—	(g)	8.39	10.99 (h)	117,423	1.26	(i)	5.77	1.42	270
—		—	(g)	9.29	19.87	34,448	1.25		6.56	1.72	337
—		—		9.58	14.56	36,145	1.26	(i)	7.01	1.65	166

—		—		6.52	(24.51)	7,491	0.20		3.36	0.70	151
—		—		8.99	(2.53)	103,178	0.20		5.37	0.56	269
—		—		9.75	2.66	183,102	0.20		5.53	0.55	44
—		—		9.76	4.61	131,238	0.20		5.04	0.57	264
—		—		9.82	2.69	163,344	0.20		2.66	0.56	128
—		—		9.84	1.28	293,752	0.20		1.47	0.56	156

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   59

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Real Return Fund
Class A
Year Ended February 28, 2009	$10.13	$0.22		$(1.33)	$(1.11)	$(0.39)
Year Ended February 29, 2008	9.52	0.54		0.58	1.12	(0.51)
September 1, 2006 through February 28, 2007 (e)	9.51	0.04		0.03	0.07	(0.06)
Year Ended August 31, 2006 (f)	10.00	0.42		(0.46)	(0.04)	(0.45)

Class C
Year Ended February 28, 2009	10.08	0.16		(1.30)	(1.14)	(0.36)
Year Ended February 29, 2008	9.49	0.50		0.57	1.07	(0.48)
September 1, 2006 through February 28, 2007 (e)	9.50	0.02		0.02	0.04	(0.05)
Year Ended August 31, 2006 (f)	10.00	0.41		(0.50)	(0.09)	(0.41)

Select Class
Year Ended February 28, 2009	10.16	0.19		(1.29)	(1.10)	(0.40)
Year Ended February 29, 2008	9.54	0.52		0.63	1.15	(0.53)
September 1, 2006 through February 28, 2007 (e)	9.53	0.06		0.02	0.08	(0.07)
Year Ended August 31, 2006 (f)	10.00	0.48		(0.49)	(0.01)	(0.46)

Institutional Class
Year Ended February 28, 2009	10.17	0.07		(1.15)	(1.08)	(0.41)
Year Ended February 29, 2008	9.55	0.54		0.63	1.17	(0.55)
September 1, 2006 through February 28, 2007 (e)	9.53	0.06		0.03	0.09	(0.07)
Year Ended August 31, 2006 (f)	10.00	0.49		(0.49)	—	(0.47)

Short Term Bond Fund
Class A
Year Ended February 28, 2009	9.19	0.41	(g)	(2.85)	(2.44)	(0.54)
Year Ended February 29, 2008	9.52	0.44		(0.32)	0.12	(0.45)
September 1, 2006 through February 28, 2007 (e)	9.50	0.22		0.03	0.25	(0.23)
Year Ended August 31, 2006	9.64	0.42		(0.15)	0.27	(0.41)
Year Ended August 31, 2005	9.84	0.31		(0.19)	0.12	(0.32)
Year Ended August 31, 2004	9.85	0.20		(0.01)	0.19	(0.20)

Select Class
Year Ended February 28, 2009	9.20	0.40	(g)	(2.84)	(2.44)	(0.55)
Year Ended February 29, 2008	9.53	0.46		(0.32)	0.14	(0.47)
September 1, 2006 through February 28, 2007 (e)	9.51	0.23		0.03	0.26	(0.24)
Year Ended August 31, 2006	9.64	0.44		(0.14)	0.30	(0.43)
Year Ended August 31, 2005	9.84	0.32		(0.17)	0.15	(0.35)
Year Ended August 31, 2004	9.86	0.22		(0.02)	0.20	(0.22)

Institutional Class
Year Ended February 28, 2009	9.19	0.42	(g)	(2.83)	(2.41)	(0.57)
Year Ended February 29, 2008	9.53	0.52		(0.37)	0.15	(0.49)
September 1, 2006 through February 28, 2007 (e)	9.51	0.24		0.03	0.27	(0.25)
Year Ended August 31, 2006	9.64	0.48		(0.15)	0.33	(0.46)
Year Ended August 31, 2005	9.85	0.36		(0.19)	0.17	(0.38)
Year Ended August 31, 2004	9.86	0.25		(0.02)	0.23	(0.24)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	Commencement of operations was September 1, 2005.

(g)	Calculated based on average shares outstanding.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$8.63	(11.29)%	$9,090	0.91	%(h)	2.26%	1.48%	335%
10.13	12.30	5,171	0.90		4.60	1.92	494
9.52	0.78	630	0.90		0.85	1.34	154
9.51	(0.33)	584	0.90		3.96	1.45	223

8.58	(11.64)	7,848	1.41	(h)	2.39	1.97	335
10.08	11.71	4,023	1.40		3.36	2.75	494
9.49	0.48	27	1.40		0.41	1.85	154
9.50	(0.80)	24	1.40		4.58	1.95	223

8.66	(11.11)	38,458	0.66	(h)	2.66	1.23	335
10.16	12.63	61,551	0.65		5.50	1.31	494
9.54	0.83	61,757	0.65		1.18	1.09	154
9.53	0.01	58,882	0.65		5.20	1.21	223

8.68	(10.90)	24,870	0.51	(h)	(5.77)	1.11	335
10.17	12.79	6,950	0.50		5.60	1.18	494
9.55	0.96	6,109	0.50		1.22	0.94	154
9.53	0.12	944	0.50		7.35	0.98	223

6.21	(27.35)	2,657	0.75		5.00	1.12	420
9.19	1.26	10,944	0.75		4.69	0.90	506
9.52	2.64	8,510	0.75		4.77	0.89	143
9.50	2.93	5,819	0.75		4.49	0.91	540
9.64	1.29	3,393	0.75		3.20	1.21	194
9.84	1.92	3,000	0.75		2.00	1.17	261

6.21	(27.28)	6,232	0.55		4.52	0.67	420
9.20	1.47	832,289	0.55		4.94	0.65	506
9.53	2.72	1,190,100	0.55		4.96	0.64	143
9.51	3.22	640,217	0.55		4.73	0.65	540
9.64	1.52	159,035	0.56		3.48	0.68	194
9.84	1.99	94,681	0.58		2.22	0.73	261

6.21	(26.99)	9,948	0.30		4.86	0.57	420
9.19	1.62	228,761	0.30		5.20	0.50	506
9.53	2.84	454,688	0.30		5.19	0.49	143
9.51	3.47	380,233	0.30		4.87	0.51	540
9.64	1.75	471,460	0.30		3.60	0.53	194
9.85	2.38	641,869	0.30		2.49	0.55	261

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Tax return of capital		Total distributions
Short Term Bond Fund II
Class A
Year Ended February 28, 2009	$9.66	$0.34	(f)	$(0.90)	$(0.56)	$(0.34)	$—		$(0.34)
Year Ended February 29, 2008	9.84	0.45		(0.18)	0.27	(0.45)	—		(0.45)
September 1, 2006 through February 28, 2007 (e)	9.84	0.22	(f)	0.02	0.24	(0.24)	—		(0.24)
Year Ended August 31, 2006	10.02	0.45		(0.20)	0.25	(0.43)	—		(0.43)
Year Ended August 31, 2005	10.21	0.31		(0.20)	0.11	(0.30)	—		(0.30)
Year Ended August 31, 2004	10.23	0.21	(f)	(0.02)	0.19	(0.21)	—	(g)	(0.21)

Class M
Year Ended February 28, 2009	9.66	0.29	(f)	(0.88)	(0.59)	(0.31)	—		(0.31)
Year Ended February 29, 2008	9.85	0.41		(0.18)	0.23	(0.42)	—		(0.42)
September 1, 2006 through February 28, 2007 (e)	9.84	0.21	(f)	0.02	0.23	(0.22)	—		(0.22)
Year Ended August 31, 2006	10.02	0.41		(0.19)	0.22	(0.40)	—		(0.40)
Year Ended August 31, 2005	10.21	0.28		(0.20)	0.08	(0.27)	—		(0.27)
Year Ended August 31, 2004	10.23	0.18	(f)	(0.02)	0.16	(0.18)	—	(g)	(0.18)

Select Class
Year Ended February 28, 2009	9.68	0.37	(f)	(0.92)	(0.55)	(0.36)	—		(0.36)
Year Ended February 29, 2008	9.86	0.51		(0.22)	0.29	(0.47)	—		(0.47)
September 1, 2006 through February 28, 2007 (e)	9.86	0.23	(f)	0.02	0.25	(0.25)	—		(0.25)
Year Ended August 31, 2006	10.03	0.47		(0.19)	0.28	(0.45)	—		(0.45)
Year Ended August 31, 2005	10.22	0.32		(0.18)	0.14	(0.33)	—		(0.33)
Year Ended August 31, 2004	10.25	0.23	(f)	(0.03)	0.20	(0.23)	—	(g)	(0.23)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	Calculated based on average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$8.76	(5.93)%	$6,456	0.75%	3.61%	1.09%	91%
9.66	2.78	22,655	0.75	4.51	1.01	338
9.84	2.42	24,652	0.75	4.53	0.98	246
9.84	2.56	32,557	0.75	4.46	0.95	479
10.02	1.09	41,311	0.75	2.94	1.00	201
10.21	1.85	55,000	0.75	2.03	1.10	253

8.76	(6.15)	113,828	1.00	3.19	1.19	91
9.66	2.42	144,078	1.00	4.26	1.11	338
9.85	2.39	175,836	1.00	4.29	1.08	246
9.84	2.30	209,284	1.00	4.19	1.05	479
10.02	0.83	371,756	1.00	2.67	1.03	201
10.21	1.58	643,278	1.00	1.75	1.04	253

8.77	(5.76)	5,611	0.50	3.92	0.83	91
9.68	3.02	83,064	0.50	4.76	0.75	338
9.86	2.54	151,633	0.50	4.75	0.72	246
9.86	2.91	375,097	0.50	4.71	0.70	479
10.03	1.35	432,056	0.50	3.21	0.68	201
10.22	2.01	492,178	0.50	2.26	0.70	253

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   63

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009

1. Organization

JPMorgan Trust I (“JPM I”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004. J.P. Morgan Mutual Fund Group (“MFG”) was organized as a Massachusetts business trust on May 11, 1987. JPM I and MFG (the “Trusts”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Bond Fund	Class A, Class B, Class C, Select Class, Institutional Class and Ultra	JPM I
Emerging Markets Debt Fund	Class A, Class C, Class R5 and Select Class	JPM I
Enhanced Income Fund	Institutional Class	JPM I
Real Return Fund	Class A, Class C, Select Class and Institutional Class	JPM I
Short Term Bond Fund	Class A, Select Class and Institutional Class	JPM I
Short Term Bond Fund II	Class A, Class M and Select Class	MFG

Class A and Class M Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Funds adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

64   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2009 in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities		Liabilities in Securities Sold Short†	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments
Bond Fund
Level 1 — Quoted Prices	$13,208		$—	$357	$(137)
Level 2 — Other significant observable inputs	141,733		(209)	995	(1,325)
Level 3 — Significant unobservable inputs	18,321		—	—	—
Total	$173,262		$(209)	$1,352	$(1,462)
Emerging Markets Debt Fund
Level 1 — Quoted Prices	$6,767		$—	$48	$(473)
Level 2 — Other significant observable inputs	204,488		—	4,736	(17,458)
Level 3 — Significant unobservable inputs	450		—	—	—
Total	$211,705		$—	$4,784	$(17,931)
Enhanced Income Fund
Level 1 — Quoted Prices	$1,241		$—	$—	$—
Level 2 — Other significant observable inputs	6,501		—	—	—
Level 3 — Significant unobservable inputs	471		—	—	—
Total	$8,213		$—	$—	$—
Real Return Fund
Level 1 — Quoted Prices	$1,536		$—	$53	$(1)
Level 2 — Other significant observable inputs	77,830		—	—	(104)
Level 3 — Significant unobservable inputs	—		—	—	—
Total	$79,366		$—	$53	$(105)
Short Term Bond Fund
Level 1 — Quoted Prices	$9,321		$—	$—	$(9)
Level 2 — Other significant observable inputs	9,237		—	—	—
Level 3 — Significant unobservable inputs	384		—	—	—
Total	$18,942		$—	$—	$(9)
Short Term Bond Fund II
Level 1 — Quoted Prices	$32,758		$—	$—	$(28)
Level 2 — Other significant observable inputs	90,761		—	—	—
Level 3 — Significant unobservable inputs	—	(a)	—	—	—
Total	$123,519		$—	$—	$(28)

†	Liabilities in securities sold short may include written options.

*	Other financial instruments may include futures, forwards and swap contracts.

(a)	Security has a zero value.

SFAS 157 also requires a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Investments in Securities		Other Financial Instruments*
Bond Fund
Balance as of 02/29/08	$24,117		$—
Realized Gain (loss)	—	(a)	—
Change in unrealized appreciation (depreciation)	(6,765)		—
Net amortization/accretion	—	(a)	—
Net purchases (sales)	(3,270)		—
Net transfers in (out) of Level 3	4,239		—
Balance as of 02/28/09	$18,321		$—

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   65

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

	Investments in Securities	Other Financial Instruments*
Emerging Markets Debt Fund
Balance as of 02/29/08	$—	$—
Realized Gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Net amortization/accretion	—	—
Net purchases (sales)	450	—
Net transfers in (out) of Level 3	—	—
Balance as of 02/28/09	$450	$—

Enhanced Income Fund
Balance as of 02/29/08	$1,199	$—
Realized Gain (loss)	—	—
Change in unrealized appreciation (depreciation)	1,201	—
Net amortization/accretion	—	—
Net purchases (sales)	(2,400)	—
Net transfers in (out) of Level 3	471	—
Balance as of 02/28/09	$471	$—

Short Term Bond Fund
Balance as of 02/29/08	$19,202	$—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(1,400)	—
Net amortization/accretion	5	—
Net purchases (sales)	(17,807)	—
Net transfers in (out) of Level 3	384	—
Balance as of 02/28/09	$384	$—

Short Term Bond Fund II
Balance as of 02/29/08	$2,033	$—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(1,133)	—
Net amortization/accretion	—	—
Net purchases (sales)	(900)	—
Net transfers in (out) of Level 3	—	—
Balance as of 02/28/09	$— (b)	$—

*	Other financial instruments may include futures, forwards and swap contracts.

(a)	Amount rounds to less than $1,000.

(b)	Security has a zero value.

The change in unrealized appreciation (depreciation) attributable to securities owned at February 28, 2009, which were valued using significant unobservable inputs (Level 3), was as follows (amounts in thousands):

Bond Fund	$(12,945)
Emerging Markets Debt Fund	(5,035)
Enhanced Income Fund	(1,168)
Short Term Bond Fund	(18,009)
Short Term Bond Fund II	(4,247)

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations and Statements of Changes in Net Assets.

Transfers into Level 3 are valued utilizing values as of the end of the year and transfers out of Level 3 are valued utilizing values as of the beginning of the year.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed

66   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of February 28, 2009 (amounts in thousands):

	Value		Percentage
Bond Fund	$25,422		20.0%
Emerging Markets Debt Fund	15,667		7.9
Enhanced Income Fund	883		11.8
Short Term Bond Fund	—	(a)	—	(a)
Short Term Bond Fund II	—	(b)	—

(a)	Amount rounds to less than $1,000 and 0.1%.

(b)	Security has a zero value.

C.  Loan Participations and Assignments — Certain Funds may invest in loan participations and assignments of all or a portion of loans. When the Funds purchase a loan participation, the Funds typically enter into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Funds have direct rights against the borrower on a loan when it purchases an assignment. As a result, the Funds assume the credit risk of the borrower, and with respect to loan participations, the Selling Participant and any other persons interpositioned between the Funds and the borrower (“Intermediate Participants”). The Funds may not benefit directly from the collateral supporting the loan in which it has purchased the loan participations or assignments.

D.  Futures Contracts — The Funds may enter into futures contracts as substitutes for securities in which the Funds can invest. The Funds may also use such futures to hedge various investments, for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of February 28, 2009, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

E.  Transactions with Affiliates — An issuer which is under common control with the Funds may be considered an affiliate. For purposes of the report, the Funds assume the following to be affiliated issuers (amounts in thousands):

Affiliate	Value at February 29, 2008	Purchase Cost	Sales Proceeds	Realized Gain/ (Loss)	Dividend*/ Interest Income	Shares/ Principal Amount ($) at February 28, 2009	Value at February 28, 2009
Bond Fund
Bear Stearns Cos., Inc. (The), VAR, 3.19%, 05/18/10**	$6,485	$—	$6,292	$(778)	$16	—	$—
JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830%	18,180	642,898	647,870	—	448	13,208	13,208
Total	$24,665			$(778)	$464		$13,208
Emerging Markets Debt Fund
JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830%	$9,742	$205,995	$208,970	$—	$390	6,767	$6,767
Enhanced Income Fund
JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830%	$21,994	$75,131	$95,884	$—	$273	1,241	$1,241

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   67

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

Affiliate	Value at February 29, 2008	Purchase Cost	Sales Proceeds	Realized Gain/ (Loss)	Dividend*/ Interest Income	Shares/ Principal Amount ($) at February 28, 2009	Value at February 28, 2009
Real Return Fund
JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830%	$3,362	$65,848	$67,674	$—	$82	1,536	$1,536
Short Term Bond Fund
Bear Stearns Cos., Inc. (The), 4.55%, 06/23/10**	$5,614	$—	$5,273	$(358)	$19	—	$—
Bear Stearns Cos., Inc. (The), 5.85%, 07/19/10**	7,572	—	7,050	(444)	32	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830%	26,684	563,644	581,007	—	357	9,321	9,321
Total	$39,870			$(802)	$408		$9,321
Short Term Bond Fund II
Bear Stearns Cos., Inc. (The), 4.55%, 06/23/10**	$1,478	$—	$1,388	$(94)	$5	—	$—
Bear Stearns Cos., Inc. (The), 5.85%, 07/19/10**	858	—	799	(50)	4	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830%	23,371	170,659	161,272	—	392	32,758	32,758
Total	$25,707			$(144)	$401		$32,758

*	Does not include the reimbursement of advisory, administration and shareholder servicing fees resulting from investments in money market funds as disclosed in note 3.A.

**	Security was purchased prior to its affiliation with JPMorgan Chase & Co.

F.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the year, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

G.  Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund’s exposure to foreign currency exchange fluctuations. The Funds may also enter into non-deliverable forwards (obligations to deliver in US dollars the difference between the prevailing market rate for the reference currency and the agreed upon exchange rate.) The Funds may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk to generate gains to the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

H. Written Options — When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded as an unrealized gain or loss. When a written option expires on its stipulated expiration date, or when a

68   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

The Funds write options on securities, futures and interest rate swaps (“swaptions”). These options are settled for cash. Uncovered call options subject the Funds to unlimited risk of loss. Covered call options limit the upside potential of a security above the exercise price. Put options subject the Funds to loss only to the extent of the value of the underlying security. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of February 28, 2009, the Funds had written options contracts outstanding as listed on their Schedules of Portfolio Investments. Transactions in written options during the year ended February 28, 2009 were as follows (amounts in thousands, except number of contracts):

	Bond Fund
	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at February 29, 2008	12,066	$10,207	$1,272,426	$14,933
Options written	7,075	3,277	4,964,727	24,112
Options expired	(24)	(4)	(451,952)	(3,234)
Options terminated in closing purchase transactions	(19,117)	(13,480)	(5,749,571)	(35,761)
Options outstanding at February 28, 2009	—	$—	$35,630	$50

	Real Return Fund
	Number of Contracts	Premiums Received	Notional Value	Notional Value	Premiums Received
Options outstanding at February 29, 2008	488	$470	$19,479	AUD 19,460	$419
Options written	771	337	405,479	—	2,040
Options expired	—	—	—	AUD (19,460)	(18)
Options terminated in closing purchase transactions	(1,259)	(807)	(424,958)	—	(2,441)
Options outstanding at February 28, 2009	—	$—	$—	$—	$—

	Short Term Bond Fund
	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at February 29, 2008	3,112	$2,997	$405,925	$4,488
Options written	2,855	1,574	76,408	4,162
Options expired	—	—	—	—
Options terminated in closing purchase transactions	(5,967)	(4,571)	(482,333)	(8,650)
Options outstanding at February 28, 2009	—	$—	$—	$—

	Short Term Bond Fund II
	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at February 29, 2008	711	$687	$34,095	$630
Options written	874	420	18,156	974
Options expired	—	—	—	—
Options terminated in closing purchase transactions	(1,585)	(1,107)	(52,251)	(1,604)
Options outstanding at February 28, 2009	—	$—	$—	$—

I.  Swaps — The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, credit default, index, price lock and total return swaps, to manage credit, currency, duration and yield curve risks, or as alternatives to direct investments. Swap transactions are negotiated contracts between a Fund and a counterparty to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Any upfront payments made or received upon entering a swap are recorded as an asset or liability, respectively. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of a swap agreement.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   69

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

Upfront payments made or received are recorded as a realized gain or loss upon termination of the agreement. The value of swap agreements is recognized in the Statements of Assets and Liabilities; the risk of loss may exceed such amounts. The Funds may be exposed to market risk related to unfavorable changes in interest rates or in the price or return of underlying instruments; counterparty credit risk related to the swap counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position; and, documentation risk related to disagreement on the meaning of contract terms. Notional amounts of swap agreements, presented in the Schedules of Portfolio Investments, are used to express the extent of involvement in these transactions

Credit Default Swaps

The Funds enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. Credit default swaps are also used to hedge against the risk of default where the Funds have exposure in their investment portfolios.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swap have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments, to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the anticipated recovery value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected in the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by anticipated recovery rates of the underlying reference obligations, upfront payments received at the inception of a swap and net amounts received from credit default swaps purchased with the identical reference obligation.

Price Lock Swaps

Price lock swap agreements involve the exchange of cash flows by the Funds with another party based on the price differential between the market price at termination and a fixed forward price (the “price lock”) of a debt obligation. Both parties agree to exchange a payment for the price differential on the debt obligation with respect to the notional amount. At inception, the price lock is generally designed such that the fair value of the swap is zero. At the termination date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price differential of the market price of the debt obligation and the price lock multiplied by the notional amount. As a receiver of the realized price differential, a Fund would receive the payoff amount when the realized price differential of the debt obligation is greater than the price lock and would owe the payoff amount when the differential is less than the price lock. As a payer of the realized price differential, a Fund would owe the payoff amount when the realized price differential of the debt obligation is greater than the price lock and would receive the payoff amount when the differential is less than the price lock.

Interest Rate Swaps

Interest rate swap agreements involve the exchange by the Funds with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. The types of interest rate swap agreements the Funds may invest in are: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”, (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate or “floor”, (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (4) callable interest rate swaps, under which a counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to expiration date.

Total Return Swaps

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

Spread Lock Swaps

Spread-lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and a reference rate.

70   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

As of February 28, 2009, the Funds had outstanding swap agreements as listed on their Schedules of Portfolio Investments.

J. Short Sales — Certain Funds may engage in short sales (selling securities they do not own in anticipation of a decline in the market value of the security) as part of their normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend or interest expense on securities sold short is treated as an expense on the Statements of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statements of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates.

K. Dollar Rolls — Certain Funds may enter into dollar rolls, principally using To Be Announced (“TBA”) securities, in which the Funds purchase or sell mortgage-backed securities for delivery in the current month and simultaneously contracts to sell or purchase similar, but not identical, securities at an agreed-upon price on a delayed delivery basis at a fixed date in the future. For delayed delivery purchases outstanding, the Funds designate liquid securities having a value not less than the purchase price (including accrued interest). The Fund assumes the rights and risks of ownership for securities purchased on a delayed delivery basis, including the risk of price and yield fluctuations. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell TBA securities before they are delivered, which may result in a realized capital gain or loss.

The Funds had TBA dollar rolls outstanding as of February 28, 2009, which are included in Receivable for Investment Securities Sold and Payable for Investment Securities Purchased on the Statements of Assets and Liabilities.

L. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

M. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

N. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The determination has been made that the implementation of the Interpretation did not have an impact on the Funds’ financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

O. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

P. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   71

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Bond Fund	$(49,809)	$(8,556)	$58,365
Emerging Markets Debt Fund	890	(4,119)	3,229
Enhanced Income Fund	—	(6)	6
Real Return Fund	(2,236)	1,918	318
Short Term Bond Fund	(27,963)	(5,239)	33,202
Short Term Bond Fund II	— (a)	(29)	29

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to investments in foreign futures contracts, redemption in-kinds, periodic payment from swaps, foreign currency gains or losses, dirty priced bonds adjustments, interest only/high coupon reclasses, partnerships termination, payments on swaps, foreign option contracts and tax returns of capital.

Q. Equalization — Short Term Bond Fund II uses the accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares of beneficial interest equivalent, on a per-share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

R. Redemption Fees — Generally, shares of the Emerging Markets Debt Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

S. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Bond Fund	0.30%
Emerging Markets Debt Fund	0.70
Enhanced Income Fund	0.25
Real Return Fund	0.35
Short Term Bond Fund	0.25
Short Term Bond Fund II	0.25

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

72   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended February 28, 2009 were as follows (amounts in thousands):

Bond Fund	$36
Emerging Markets Debt Fund	33
Enhanced Income Fund	20
Real Return Fund	7
Short Term Bond Fund	27
Short Term Bond Fund II	30

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 28, 2009, the annual effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class M Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M
Bond Fund	0.25%	0.75%	0.75%	n/a
Emerging Markets Debt Fund	0.25	n/a	0.75	n/a
Real Return Fund	0.25	n/a	0.75	n/a
Short Term Bond Fund	0.25	n/a	n/a	n/a
Short Term Bond Fund II	0.25	n/a	n/a	0.35%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and Class M Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Bond Fund	$4	$20
Emerging Markets Debt Fund	3	2
Real Return Fund	14	16
Short Term Bond Fund	1	1
Short Term Bond Fund II	1	—

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M	Class R5	Select Class	Institutional Class
Bond Fund	0.25%	0.25%	0.25%	n/a	n/a	0.25%	0.10%
Emerging Markets Debt Fund	0.25	n/a	0.25	n/a	0.05%	0.25	n/a
Enhanced Income Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.10
Real Return Fund	0.25	n/a	0.25	n/a	n/a	0.25	0.10
Short Term Bond Fund	0.25	n/a	n/a	n/a	n/a	0.25	0.10
Short Term Bond Fund II	0.25	n/a	n/a	0.25%	n/a	0.25	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   73

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M	Class R5	Select Class	Institutional Class	Ultra
Bond Fund	0.75%	1.50%	1.50%	n/a	n/a	0.69%	0.49%	0.40%
Emerging Markets Debt Fund	1.50	n/a	2.00	n/a	1.05%	1.25	n/a	n/a
Enhanced Income Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25	n/a
Real Return Fund	0.90	n/a	1.40	n/a	n/a	0.65	0.50	n/a
Short Term Bond Fund	0.75	n/a	n/a	n/a	n/a	0.60	0.30	n/a
Short Term Bond Fund II	0.75	n/a	n/a	1.00%	n/a	0.50	n/a	n/a

The contractual expense limitation agreements were in effect for the year ended February 28, 2009. The expense limitation percentages in the table above are in place until at least June 30, 2009.

For the year ended February 28, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Bond Fund	$412	$192	$41	$645	$55
Emerging Markets Debt Fund	—	23	26	49	—
Enhanced Income Fund	129	29	53	211	36
Real Return Fund	270	85	81	436	27
Short Term Bond Fund	264	43	81	388	59
Short Term Bond Fund II	71	121	256	448	—

	Voluntary Waivers
	Investment Advisory	Administration	Total
Bond Fund	$5	$146	$151
Enhanced Income Fund	—	23	23
Short Term Bond Fund	22	119	141

G.  Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended February 28, 2009, the Short Term Bond Fund incurred approximately $2,000 in brokerage commissions with broker/dealers affiliated with the Advisor.

74   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

Affiliates of JPMorgan Chase & Co. made a payment to the Bond Fund of approximately $249,000 relating to an operational error.

4. Investment Transactions

During the year ended February 28, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Bond Fund	$10,142,041	$13,009,119	$158,635	$166,468
Emerging Markets Debt Fund	173,641	157,910	11,829	6,628
Enhanced Income Fund	61,557	120,832	594	1,291
Real Return Fund	182,571	223,458	120,223	96,355
Short Term Bond Fund	1,501,447	2,610,707	475,891	629,606
Short Term Bond Fund II	92,242	224,883	60,682	47,573

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Bond Fund	$248,321	$1,918	$76,977	$(75,059)
Emerging Markets Debt Fund	283,178	555	72,028	(71,473)
Enhanced Income Fund	15,777	17	7,581	(7,564)
Real Return Fund	80,817	639	2,090	(1,451)
Short Term Bond Fund	67,821	136	49,015	(48,879)
Short Term Bond Fund II	135,111	1,639	13,231	(11,592)

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and interest only/high coupon bond adjustment.

The tax character of distributions paid during the fiscal year ended February 28, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Total Distributions Paid
Bond Fund	$39,763	$39,763
Emerging Markets Debt Fund	17,231	17,231
Enhanced Income Fund	1,743	1,743
Real Return Fund	3,488	3,488
Short Term Bond Fund	15,054	15,054
Short Term Bond Fund II	6,582	6,582

The tax character of distributions paid during the fiscal year ended February 29, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
Bond Fund	$114,904	$—	$—	$114,904
Emerging Markets Debt Fund	19,112	2,300	—	21,412
Enhanced Income Fund	8,070	—	189	8,259
Real Return Fund	3,975	—	—	3,975
Short Term Bond Fund	85,687	—	—	85,687
Short Term Bond Fund II	14,180	—	—	14,180

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   75

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

At February 28, 2009 the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Bond Fund	$284	$(198,201)	$(75,579)
Emerging Markets Debt Fund	1,127	(25,857)	(84,202)
Enhanced Income Fund	25	(17,020)	(7,564)
Real Return Fund	—	(5,901)	(1,553)
Short Term Bond Fund	811	(68,581)	(48,879)
Short Term Bond Fund II	662	(36,594)	(11,592)

For the Funds, the cumulative timing differences primarily consist of mark to market of futures contracts, wash sale loss deferrals, defaulted bond interest accruals, distributions payable, interest only accruals and post October currency and capital loss deferrals.

As of February 28, 2009, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2010	2011	2012	2013	2014	2015	2016	2017	Total
Bond Fund	$—	$—	$—	$—	$6,292	$14,908	$26,467	$150,534	$198,201
Emerging Markets Debt Fund	—	—	—	—	—	—	—	25,857	25,857
Enhanced Income Fund	1,180	792	3,941	526	680	420	3,401	6,080	17,020
Real Return Fund	—	—	—	—	160	1,305	—	4,436	5,901
Short Term Bond Fund	—	—	1,803	1,217	8,476	6,394	27,215	23,476	68,581
Short Term Bond Fund II	—	—	1,675	657	14,799	10,312	2,292	6,859	36,594

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2009, the Funds deferred to March 1, 2009 post October losses of (amounts in thousands):

	Capital Losses	Currency Losses
Bond Fund	$12,892	$—
Emerging Markets Debt Fund	7,915	176
Enhanced Income Fund	7,210	—
Real Return Fund	1,135	—
Short Term Bond Fund	6,058	1
Short Term Bond Fund II	12,125	—

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2009. Average borrowings from another fund for the year ended February 28, 2009, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Bond Fund	$14,381	3	$3

76   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For Short Term Bond Fund, one or more affiliates of the Fund’s investment advisor has investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions, if any, may impact the Fund’s performance.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit linked notes and TBA securities.

The Funds are subject to risks associated with securities with contractual cash flows including asset backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass through securities and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

A significant portion of the Bond and Enhanced Income Funds’ investments is comprised of asset backed or mortgage related securities, including securities backed by sub-prime mortgages.

The Funds are subject to the risk that should the Funds decide to sell an illiquid investment when a ready buyer is not available at a price the Funds deem to be representative of its value, the value of the Funds’ net assets could be adversely affected.

Certain Funds may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The Emerging Market Debt Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of less political, social or economic instability in these markets may have disruptive effects on the market prices of the Emerging Market Debt Fund’s investments and the income they generate, as well as the Emerging Market Debt Fund’s ability to repatriate such amounts. As of February 28, 2009, Emerging Markets Debt Fund invested 21.3% of its total investments in issuers in Brazil.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (ISDA agreements). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, typically contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Funds.

8. Transfers-In-Kind

Pursuant to procedures approved by the Board of Trustees, on July 25, 2008, certain shareholders of the Bond Fund redeemed Select Class Shares, Institutional Class Shares and Ultra Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities.

Bond Fund	Value (000’s)	Realized Losses (000’s)	Type
Select Class	$359,837	$(39,311)	Redemption in-kind
Institutional Class	51,776	(5,659)	Redemption in-kind
Ultra	47,207	(5,158)	Redemption in-kind

Pursuant to procedures approved by the Board of Trustees, on July 25, 2008, certain shareholders of the Short Term Bond Fund redeemed Select Class Shares and Institutional Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   77

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

Short Term Bond Fund	Value (000’s)	Realized Losses (000’s)	Type
Select Class	$275,799	$(23,050)	Redemption in-kind
Institutional Class	58,798	(4,913)	Redemption in-kind

9. Reorganization

On February 18, 2009, the Board of Trustees of JPM I approved the reorganization of the Bond Fund into JPMorgan Core Plus Bond Fund, a fund of JPMorgan Trust II, and the reorganization of the Short Term Bond Fund into the JPMorgan Short Duration Bond Fund, a fund of JPMorgan Trust II. Completion of each individual reorganization is subject to a number of conditions, including approval by the shareholders of the Bond Fund and the Short Term Bond Fund. These approvals will be sought at a shareholder meeting to be held on June 15, 2009. If approved by shareholders, the reorganizations are expected to occur on or about June 26, 2009.

10. Subsequent Event

Subsequent to February 28, 2009, certain shareholders of Emerging Markets Debt Fund redeemed shares of the Select Class and Emerging Markets Debt Fund paid the redemptions primarily with proceeds resulting from disposing of portfolio securities. The proceeds from these redemptions amounted to approximately 40% of the net assets of the Emerging Markets Debt Fund.

78   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Mutual Fund Group and JPMorgan Trust I and the Shareholders of JPMorgan Bond Fund,
JPMorgan Enhanced Income Fund, JPMorgan Emerging Markets Debt Fund, JPMorgan Real Return Fund,
JPMorgan Short Term Bond Fund and JPMorgan Short Term Bond Fund II :

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and of cash flows (for JPMorgan Bond Fund), and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Short Term Bond Fund II (a separate fund of J.P. Morgan Mutual Fund Group) and JPMorgan Bond Fund, JPMorgan Enhanced Income Fund, JPMorgan Emerging Markets Debt Fund, JPMorgan Real Return Fund and JPMorgan Short Term Bond Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at February 28, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, the cash flows (for JPMorgan Bond Fund) and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 28, 2009

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   79

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	138	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	138	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	138	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	138	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	138	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	138	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	138	Trustee, Stratton Mountain School (2001–present)

80   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	138	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	138	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	138	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	138	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	138	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	138
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (138 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   81

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

82   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2008, and continued to hold your shares at the end of the reporting period, February 28, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid During September 1, 2008 to February 28, 2009*	Annualized Expense Ratio
Bond Fund
Class A
Actual	$1,000.00	$837.80	$3.42	0.75%
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class B
Actual	1,000.00	835.10	6.37	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class C
Actual	1,000.00	836.00	6.37	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Select Class
Actual	1,000.00	838.00	2.96	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Institutional Class
Actual	1,000.00	839.60	2.23	0.49
Hypothetical	1,000.00	1,022.36	2.46	0.49
Ultra
Actual	1,000.00	840.00	1.82	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40

Emerging Markets Debt Fund
Class A
Actual	1,000.00	710.10	6.28	1.48
Hypothetical	1,000.00	1,017.46	7.40	1.48

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   83

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid During September 1, 2008 to February 28, 2009*	Annualized Expense Ratio
Emerging Markets Debt Fund (continued)
Class C
Actual	$1,000.00	$1,291.80	$11.25	1.98%
Hypothetical	1,000.00	1,014.98	9.89	1.98
Class R5
Actual	1,000.00	711.10	4.41	1.04
Hypothetical	1,000.00	1,019.64	5.21	1.04
Select Class
Actual	1,000.00	710.60	5.26	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24

Enhanced Income Fund
Institutional Class
Actual	1,000.00	793.30	0.89	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20

Real Return Fund
Class A
Actual	1,000.00	908.50	4.35	0.92
Hypothetical	1,000.00	1,020.23	4.61	0.92
Class C
Actual	1,000.00	906.20	6.71	1.42
Hypothetical	1,000.00	1,017.75	7.10	1.42
Select Class
Actual	1,000.00	909.20	3.17	0.67
Hypothetical	1,000.00	1,021.47	3.36	0.67
Institutional Class
Actual	1,000.00	910.50	2.42	0.51
Hypothetical	1,000.00	1,022.27	2.56	0.51

Short Term Bond Fund
Class A
Actual	1,000.00	771.40	3.29	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Select Class
Actual	1,000.00	771.90	2.46	0.56
Hypothetical	1,000.00	1,022.02	2.81	0.56
Institutional Class
Actual	1,000.00	773.30	1.32	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30

Short Term Bond Fund II
Class A
Actual	1,000.00	967.10	3.66	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class M
Actual	1,000.00	966.00	4.87	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Select Class
Actual	1,000.00	967.50	2.44	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period).

84   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2009. The information and distributions reported is this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Qualified Interest Income (QII)

For the fiscal year ended February 28, 2009, the Funds designated the following amounts of ordinary distributions paid during the Funds’ fiscal year that are from qualified interest income (amounts in thousands):

Qualified Interest Income
Bond Fund	$28,674
Short Term Bond Fund	15,135
Short Term Bond Fund II	5,727

Treasury Income

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2009:

Income from U.S. Treasury Obligations
Bond Fund	3.09%
Emerging Markets Debt Fund	16.49
Enhanced Income Fund	4.01
Real Return Fund	97.19
Short Term Bond Fund	23.64
Short Term Bond Fund II	7.00

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   85

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. February 2009.	AN-INC-209

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

 (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2009 – $92,500

2008 – $91,800

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)

2008 –   $18,890,000

2007 –   $15,213,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2009 – $9,670

2008 – $9,660

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended February 28, 2009 and February 29, 2008, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2009 – Not applicable

2008 – $20,000*

* Services for language translation of financial reports.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of          Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent de terminations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

      (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2009 – 0.0%

2008 – 0.0%

 (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $24.8 million in 2008 and $19.9 million in 2007.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely  to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Mutual Fund Group

By:

/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

May 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

May 8, 2009

By:

/s/____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

May 8, 2009